EXHIBIT 1

GSRP0301 - CF -

25 CPR               All indices @ 20% month 0

Period     Date        WAC cap for Class A   WAC cap for Class M and B
Total

         0 29-Jan-03
         1 25-Feb-03               10.124%                     10.304%
         2 25-Mar-03                9.759%                      9.939%
         3 25-Apr-03                8.814%                      8.994%
         4 27-May-03                8.605%                      8.785%
         5 25-Jun-03               10.418%                     10.598%
         6 25-Jul-03               10.066%                     10.246%
         7 25-Aug-03                9.793%                      9.973%
         8 25-Sep-03                9.901%                     10.081%
         9 27-Oct-03                9.612%                      9.792%
        10 25-Nov-03               10.720%                     10.900%
        11 26-Dec-03               10.420%                     10.600%
        12 26-Jan-04               10.421%                     10.601%
        13 25-Feb-04               10.776%                     10.956%
        14 25-Mar-04               11.169%                     11.349%
        15 26-Apr-04               10.125%                     10.305%
        16 25-May-04               11.287%                     11.467%
        17 25-Jun-04               10.951%                     11.131%
        18 26-Jul-04               10.957%                     11.137%
        19 25-Aug-04               11.387%                     11.567%
        20 27-Sep-04               10.437%                     10.617%
        21 25-Oct-04               12.339%                     12.519%
        22 26-Nov-04               10.862%                     11.042%
        23 27-Dec-04               11.623%                     11.803%
        24 25-Jan-05               12.443%                     12.623%
        25 25-Feb-05               11.630%                     11.810%
        26 25-Mar-05               12.902%                     13.082%
        27 25-Apr-05               11.637%                     11.817%
        28 25-May-05               12.096%                     12.276%
        29 27-Jun-05               11.218%                     11.398%
        30 25-Jul-05               13.260%                     13.440%
        31 25-Aug-05               12.015%                     12.195%
        32 26-Sep-05               11.730%                     11.910%
        33 25-Oct-05               12.963%                     13.143%
        34 25-Nov-05               12.116%                     12.296%
        35 27-Dec-05               11.790%                     11.970%
        36 25-Jan-06               13.029%                     13.209%
        37 27-Feb-06               11.429%                     11.609%
        38 27-Mar-06               13.504%                     13.684%
        39 25-Apr-06               13.033%                     13.213%

        40 25-May-06               12.594%                     12.774%
        41 26-Jun-06               11.846%                     12.026%
        42 25-Jul-06               13.091%                     13.271%
        43 25-Aug-06               12.271%                     12.451%
        44 25-Sep-06               12.351%                     12.531%
        45 25-Oct-06               12.770%                     12.950%
        46 27-Nov-06               11.593%                     11.773%
        47 26-Dec-06               13.219%                     13.399%
        48 25-Jan-07               12.773%                     12.953%
        49 26-Feb-07               11.965%                     12.145%
        50 26-Mar-07               13.701%                     13.881%
        51 25-Apr-07               12.777%                     12.957%
        52 25-May-07               12.779%                     12.959%
        53 25-Jun-07               12.362%                     12.542%
        54 25-Jul-07               12.781%                     12.961%
        55 27-Aug-07               11.609%                     11.789%
        56 25-Sep-07               13.237%                     13.417%
        57 25-Oct-07               12.791%                     12.971%
        58 26-Nov-07               11.981%                     12.161%
        59 26-Dec-07               12.794%                     12.974%
        60 25-Jan-08               12.795%                     12.975%
        61 25-Feb-08               12.378%                     12.558%
        62 25-Mar-08               13.245%                     13.425%
        63 25-Apr-08               12.381%                     12.561%
        64 27-May-08               11.989%                     12.169%
        65 25-Jun-08               13.250%                     13.430%
        66 25-Jul-08               12.804%                     12.984%
        67 25-Aug-08               12.386%                     12.566%
        68 25-Sep-08               12.388%                     12.568%
        69 27-Oct-08               11.996%                     12.176%
        70 25-Nov-08               13.258%                     13.438%
        71 26-Dec-08               12.392%                     12.572%
        72 26-Jan-09               12.394%                     12.574%
        73 25-Feb-09               12.814%                     12.994%
        74 25-Mar-09               13.744%                     13.924%
        75 27-Apr-09               11.636%                     11.816%
        76 26-May-09               13.260%                     13.440%
        77 25-Jun-09               12.814%                     12.994%
        78 27-Jul-09               12.003%                     12.183%
        79 25-Aug-09               13.265%                     13.445%
        80 25-Sep-09               12.374%                     12.554%
        81 26-Oct-09               12.376%                     12.556%
        82 25-Nov-09               12.783%                     12.963%
        83 28-Dec-09               11.606%                     11.786%
        84 25-Jan-10               13.713%                     13.893%
        85 25-Feb-10               12.370%                     12.550%
        86 25-Mar-10               13.717%                     13.897%
        87 26-Apr-10               11.981%                     12.161%
        88 25-May-10               13.241%                     13.421%

        89 25-Jun-10               12.377%                     12.557%
        90 26-Jul-10               12.379%                     12.559%
        91 25-Aug-10               12.800%                     12.980%
        92 27-Sep-10               11.621%                     11.801%
        93 25-Oct-10               13.731%                     13.911%
        94 26-Nov-10               11.994%                     12.174%
        95 27-Dec-10               12.388%                     12.568%
        96 25-Jan-11               13.257%                     13.437%
        97 25-Feb-11               12.392%                     12.572%
        98 25-Mar-11               13.741%                     13.921%
        99 25-Apr-11               12.396%                     12.576%
       100 25-May-11               12.817%                     12.997%
       101 27-Jun-11               11.638%                     11.818%
       102 25-Jul-11               13.750%                     13.930%
       103 25-Aug-11               12.404%                     12.584%
       104 26-Sep-11               12.013%                     12.193%
       105 25-Oct-11               13.276%                     13.456%
       106 25-Nov-11               12.410%                     12.590%
       107 27-Dec-11               12.019%                     12.199%
       108 25-Jan-12               13.283%                     13.463%
       109 27-Feb-12               11.653%                     11.833%
       110 26-Mar-12               13.769%                     13.949%
       111 25-Apr-12               12.841%                     13.021%
       112 25-May-12               12.843%                     13.023%
       113 25-Jun-12               12.425%                     12.605%
       114 25-Jul-12               12.848%                     13.028%
       115 27-Aug-12               11.666%                     11.846%
       116 25-Sep-12               13.302%                     13.482%
       117 25-Oct-12               12.855%                     13.035%
       118 26-Nov-12               12.042%                     12.222%
       119 26-Dec-12               12.860%                     13.040%
       120 25-Jan-13               12.862%                     13.042%
       121 25-Feb-13               12.444%                     12.624%
       122 25-Mar-13               13.799%                     13.979%
       123 25-Apr-13               12.449%                     12.629%
       124 28-May-13               11.685%                     11.865%
       125 25-Jun-13               13.807%                     13.987%
       126 25-Jul-13               12.877%                     13.057%
       127 26-Aug-13               12.063%                     12.243%
       128 25-Sep-13               12.882%                     13.062%
       129 25-Oct-13               12.885%                     13.065%
       130 25-Nov-13               12.872%                     13.052%
       131 26-Dec-13               12.875%                     13.055%
       132 27-Jan-14               12.506%                     12.686%
       133 25-Feb-14               13.822%                     14.002%
       134 25-Mar-14               14.325%                     14.505%
       135 25-Apr-14               12.925%                     13.105%
       136 27-May-14               12.518%                     12.698%
       137 25-Jun-14               13.835%                     14.015%

       138 25-Jul-14               13.371%                     13.551%
       139 25-Aug-14               12.937%                     13.117%
       140 25-Sep-14               12.941%                     13.121%
       141 27-Oct-14               12.534%                     12.714%
       142 25-Nov-14               13.853%                     14.033%
       143 26-Dec-14               12.951%                     13.131%
       144 26-Jan-15               12.954%                     13.134%
       145 25-Feb-15               13.395%                     13.575%
       146 25-Mar-15               14.369%                     14.549%
       147 27-Apr-15               12.168%                     12.348%
       148 26-May-15               13.875%                     14.055%
       149 25-Jun-15               13.410%                     13.590%
       150 27-Jul-15               12.564%                     12.744%
       151 25-Aug-15               13.887%                     14.067%
       152 25-Sep-15               12.983%                     13.163%
       153 26-Oct-15               12.987%                     13.167%
       154 25-Nov-15               13.429%                     13.609%
       155 28-Dec-15               12.196%                     12.376%
       156 25-Jan-16               14.410%                     14.590%
       157 25-Feb-16               13.002%                     13.182%
       158 25-Mar-16               13.915%                     14.095%
       159 25-Apr-16               13.010%                     13.190%
       160 25-May-16               13.454%                     13.634%
       161 27-Jun-16               12.218%                     12.398%
       162 25-Jul-16               14.437%                     14.617%
       163 25-Aug-16               13.027%                     13.207%
       164 26-Sep-16               12.618%                     12.798%
       165 25-Oct-16               13.947%                     14.127%
       166 25-Nov-16               13.040%                     13.220%
       167 27-Dec-16               12.631%                     12.811%
       168 25-Jan-17               13.961%                     14.141%
       169 27-Feb-17               12.251%                     12.431%
       170 27-Mar-17               14.476%                     14.656%
       171 25-Apr-17               13.976%                     14.156%
       172 25-May-17               13.509%                     13.689%
       173 26-Jun-17               12.658%                     12.838%
       174 25-Jul-17               13.991%                     14.171%
       175 25-Aug-17               13.082%                     13.262%
       176 25-Sep-17               13.086%                     13.266%
       177 25-Oct-17               13.534%                     13.714%
       178 27-Nov-17               12.292%                     12.472%
       179 26-Dec-17               14.018%                     14.198%
       180 25-Jan-18               13.550%                     13.730%
       181 26-Feb-18               12.697%                     12.877%
       182 26-Mar-18               14.542%                     14.722%
       183 25-Apr-18               13.567%                     13.747%
       184 25-May-18               13.572%                     13.752%
       185 25-Jun-18               13.134%                     13.314%
       186 25-Jul-18               13.584%                     13.764%

       187 27-Aug-18               12.338%                     12.518%
       188 25-Sep-18               14.071%                     14.251%
       189 25-Oct-18               13.602%                     13.782%
       190 26-Nov-18               12.746%                     12.926%
       191 26-Dec-18               13.615%                     13.795%
       192 25-Jan-19               13.621%                     13.801%
       193 25-Feb-19               13.182%                     13.362%
       194 25-Mar-19               14.621%                     14.801%
       195 25-Apr-19               13.195%                     13.375%
       196 28-May-19               12.391%                     12.571%
       197 25-Jun-19               14.643%                     14.823%
       198 25-Jul-19               13.662%                     13.842%
       199 26-Aug-19               12.803%                     12.983%
       200 25-Sep-19               13.676%                     13.856%
       201 25-Oct-19               13.683%                     13.863%
       202 25-Nov-19               13.244%                     13.424%
       203 26-Dec-19               13.251%                     13.431%
       204 27-Jan-20               12.839%                     13.019%
       205 25-Feb-20               14.193%                     14.373%
       206 25-Mar-20               14.202%                     14.382%
       207 27-Apr-20               12.466%                     12.646%
       208 26-May-20               14.219%                     14.399%
       209 25-Jun-20               13.748%                     13.928%
       210 27-Jul-20               12.885%                     13.065%
       211 25-Aug-20               14.246%                     14.426%
       212 25-Sep-20               13.324%                     13.504%
       213 26-Oct-20               13.333%                     13.513%
       214 25-Nov-20               13.793%                     13.973%
       215 28-Dec-20               12.531%                     12.711%
       216 25-Jan-21               14.811%                     14.991%
       217 25-Feb-21               13.370%                     13.550%
       218 25-Mar-21               14.833%                     15.013%
       219 26-Apr-21               12.966%                     13.146%
       220 25-May-21               14.337%                     14.517%
       221 25-Jun-21               13.411%                     13.591%
       222 26-Jul-21               13.421%                     13.601%
       223 25-Aug-21               13.886%                     14.066%
       224 27-Sep-21               12.618%                     12.798%
       225 25-Oct-21               14.916%                     15.096%
       226 26-Nov-21               13.040%                     13.220%
       227 27-Dec-21               13.479%                     13.659%
       228 25-Jan-22               14.434%                     14.614%
       229 25-Feb-22               13.504%                     13.684%
       230 25-Mar-22               14.984%                     15.164%
       231 25-Apr-22               13.530%                     13.710%
       232 25-May-22               14.001%                     14.181%
       233 27-Jun-22               12.725%                     12.905%
       234 25-Jul-22               15.045%                     15.225%
       235 25-Aug-22               13.587%                     13.767%

       236 26-Sep-22               13.171%                     13.351%
       237 25-Oct-22               14.569%                     14.749%
       238 25-Nov-22               13.634%                     13.814%
       239 27-Dec-22               13.218%                     13.398%
       240 25-Jan-23               14.622%                     14.802%
       241 27-Feb-23               12.845%                     13.025%
       242 27-Mar-23               15.191%                     15.371%
       243 25-Apr-23               14.681%                     14.861%
       244 25-May-23               14.205%                     14.385%
       245 26-Jun-23               13.326%                     13.506%
       246 25-Jul-23               14.745%                     14.925%
       247 25-Aug-23               13.804%                     13.984%
       248 25-Sep-23               13.826%                     14.006%
       249 25-Oct-23               14.317%                     14.497%
       250 27-Nov-23               13.022%                     13.202%
       251 26-Dec-23               14.869%                     15.049%
       252 25-Jan-24               14.395%                     14.575%
       253 26-Feb-24               13.510%                     13.690%
       254 25-Mar-24               15.497%                     15.677%
       255 25-Apr-24               14.009%                     14.189%
       256 28-May-24               13.178%                     13.358%
       257 25-Jun-24               15.600%                     15.780%
       258 25-Jul-24               14.583%                     14.763%
       259 26-Aug-24               13.695%                     13.875%
       260 25-Sep-24               14.658%                     14.838%
       261 25-Oct-24               14.699%                     14.879%
       262 25-Nov-24               14.261%                     14.441%
       263 26-Dec-24               14.305%                     14.485%
       264 27-Jan-25               13.897%                     14.077%
       265 25-Feb-25               15.406%                     15.586%
       266 25-Mar-25               16.020%                     16.200%
       267 25-Apr-25               14.507%                     14.687%
       268 27-May-25               14.105%                     14.285%
       269 25-Jun-25               15.650%                     15.830%
       270 25-Jul-25               15.191%                     15.371%
       271 25-Aug-25               15.168%                     15.348%
       272 25-Sep-25               15.192%                     15.372%
       273 27-Oct-25               14.736%                     14.916%
       274 25-Nov-25               16.308%                     16.488%
       275 26-Dec-25               15.273%                     15.453%
       276 26-Jan-26               15.303%                     15.483%
       277 25-Feb-26               15.853%                     16.033%
       278 25-Mar-26               17.036%                     17.216%
       279 27-Apr-26               14.699%                     14.879%
       280 26-May-26               16.752%                     16.932%
       281 25-Jun-26               16.188%                     16.368%
       282 27-Jul-26               15.166%                     15.346%
       283 25-Aug-26               16.754%                     16.934%
       284 25-Sep-26               15.662%                     15.842%

       285 26-Oct-26               15.662%                     15.842%
       286 25-Nov-26               16.191%                     16.371%
       287 28-Dec-26               14.703%                     14.883%
       288 25-Jan-27               17.362%                     17.542%
       289 25-Feb-27               15.665%                     15.845%
       290 25-Mar-27               17.364%                     17.544%
       291 26-Apr-27               15.172%                     15.352%
       292 25-May-27               16.761%                     16.941%
       293 25-Jun-27               15.669%                     15.849%
       294 26-Jul-27               15.670%                     15.850%
       295 25-Aug-27               16.200%                     16.380%
       296 27-Sep-27               14.712%                     14.892%
       297 25-Oct-27               17.373%                     17.553%
       298 26-Nov-27               15.180%                     15.360%
       299 27-Dec-27               15.678%                     15.858%
       300 25-Jan-28               16.773%                     16.953%
       301 25-Feb-28               15.682%                     15.862%
       302 27-Mar-28               15.684%                     15.864%
       303 25-Apr-28               16.781%                     16.961%
       304 25-May-28               16.219%                     16.399%
       305 26-Jun-28               15.197%                     15.377%
       306 25-Jul-28               16.793%                     16.973%
       307 25-Aug-28               15.702%                     15.882%
       308 25-Sep-28               15.710%                     15.890%
       309 25-Oct-28               16.246%                     16.426%
       310 27-Nov-28               14.761%                     14.941%
       311 26-Dec-28               16.834%                     17.014%
       312 25-Jan-29               16.286%                     16.466%
       313 26-Feb-29               15.278%                     15.458%
       314 26-Mar-29               17.524%                     17.704%
       315 25-Apr-29               16.411%                     16.591%
       316 25-May-29               16.542%                     16.722%
       317 25-Jun-29               16.004%                     16.184%
       318 25-Jul-29               16.556%                     16.736%
       319 27-Aug-29               15.029%                     15.209%
       320 25-Sep-29               17.140%                     17.320%
       321 25-Oct-29               16.565%                     16.745%
       322 26-Nov-29               15.509%                     15.689%
       323 26-Dec-29               16.553%                     16.733%
       324 25-Jan-30               16.568%                     16.748%
       325 25-Feb-30               16.038%                     16.218%
       326 25-Mar-30               17.779%                     17.959%
       327 25-Apr-30               16.036%                     16.216%
       328 27-May-30               15.512%                     15.692%
       329 25-Jun-30               17.174%                     17.354%
       330 25-Jul-30               16.554%                     16.734%
       331 26-Aug-30               15.358%                     15.538%
       332 25-Sep-30               16.427%                     16.607%
       333 25-Oct-30               16.277%                     16.457%

       334 25-Nov-30               15.718%                     15.898%
       335 26-Dec-30               15.567%                     15.747%
       336 27-Jan-31               15.108%                     15.288%
       337 25-Feb-31               16.573%                     16.753%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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The securities will not be registered under the Securities Act of 1933 and will
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144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CF -

15 CPR                 All indices @ 20% month 0

Period       Date        WAC cap for Class A   WAC cap for Class M and B
Total

           0 29-Jan-03
           1 25-Feb-03               10.124%                     10.304%
           2 25-Mar-03                9.759%                      9.939%
           3 25-Apr-03                8.814%                      8.994%
           4 27-May-03                8.605%                      8.785%
           5 25-Jun-03               10.418%                     10.598%
           6 25-Jul-03               10.066%                     10.246%
           7 25-Aug-03                9.793%                      9.973%
           8 25-Sep-03                9.901%                     10.081%
           9 27-Oct-03                9.612%                      9.792%
          10 25-Nov-03               10.720%                     10.900%
          11 26-Dec-03               10.420%                     10.600%
          12 26-Jan-04               10.421%                     10.601%
          13 25-Feb-04               10.776%                     10.956%
          14 25-Mar-04               11.169%                     11.349%
          15 26-Apr-04               10.125%                     10.305%
          16 25-May-04               11.287%                     11.467%
          17 25-Jun-04               10.951%                     11.131%
          18 26-Jul-04               10.957%                     11.137%
          19 25-Aug-04               11.387%                     11.567%
          20 27-Sep-04               10.437%                     10.617%
          21 25-Oct-04               12.339%                     12.519%
          22 26-Nov-04               10.862%                     11.042%
          23 27-Dec-04               11.623%                     11.803%
          24 25-Jan-05               12.443%                     12.623%
          25 25-Feb-05               11.630%                     11.810%
          26 25-Mar-05               12.902%                     13.082%
          27 25-Apr-05               11.637%                     11.817%
          28 25-May-05               12.096%                     12.276%
          29 27-Jun-05               11.218%                     11.398%
          30 25-Jul-05               13.260%                     13.440%
          31 25-Aug-05               12.015%                     12.195%
          32 26-Sep-05               11.730%                     11.910%
          33 25-Oct-05               12.963%                     13.143%
          34 25-Nov-05               12.116%                     12.296%
          35 27-Dec-05               11.790%                     11.970%
          36 25-Jan-06               13.029%                     13.209%
          37 27-Feb-06               11.429%                     11.609%
          38 27-Mar-06               13.504%                     13.684%
          39 25-Apr-06               13.033%                     13.213%

          40 25-May-06               12.594%                     12.774%
          41 26-Jun-06               11.846%                     12.026%
          42 25-Jul-06               13.091%                     13.271%
          43 25-Aug-06               12.271%                     12.451%
          44 25-Sep-06               12.351%                     12.531%
          45 25-Oct-06               12.770%                     12.950%
          46 27-Nov-06               11.593%                     11.773%
          47 26-Dec-06               13.219%                     13.399%
          48 25-Jan-07               12.773%                     12.953%
          49 26-Feb-07               11.965%                     12.145%
          50 26-Mar-07               13.701%                     13.881%
          51 25-Apr-07               12.777%                     12.957%
          52 25-May-07               12.779%                     12.959%
          53 25-Jun-07               12.362%                     12.542%
          54 25-Jul-07               12.781%                     12.961%
          55 27-Aug-07               11.609%                     11.789%
          56 25-Sep-07               13.237%                     13.417%
          57 25-Oct-07               12.791%                     12.971%
          58 26-Nov-07               11.981%                     12.161%
          59 26-Dec-07               12.794%                     12.974%
          60 25-Jan-08               12.795%                     12.975%
          61 25-Feb-08               12.378%                     12.558%
          62 25-Mar-08               13.245%                     13.425%
          63 25-Apr-08               12.381%                     12.561%
          64 27-May-08               11.989%                     12.169%
          65 25-Jun-08               13.250%                     13.430%
          66 25-Jul-08               12.804%                     12.984%
          67 25-Aug-08               12.386%                     12.566%
          68 25-Sep-08               12.388%                     12.568%
          69 27-Oct-08               11.996%                     12.176%
          70 25-Nov-08               13.258%                     13.438%
          71 26-Dec-08               12.392%                     12.572%
          72 26-Jan-09               12.394%                     12.574%
          73 25-Feb-09               12.814%                     12.994%
          74 25-Mar-09               13.744%                     13.924%
          75 27-Apr-09               11.636%                     11.816%
          76 26-May-09               13.260%                     13.440%
          77 25-Jun-09               12.814%                     12.994%
          78 27-Jul-09               12.003%                     12.183%
          79 25-Aug-09               13.265%                     13.445%
          80 25-Sep-09               12.374%                     12.554%
          81 26-Oct-09               12.376%                     12.556%
          82 25-Nov-09               12.783%                     12.963%
          83 28-Dec-09               11.606%                     11.786%
          84 25-Jan-10               13.713%                     13.893%
          85 25-Feb-10               12.370%                     12.550%
          86 25-Mar-10               13.717%                     13.897%
          87 26-Apr-10               11.981%                     12.161%
          88 25-May-10               13.241%                     13.421%

          89 25-Jun-10               12.377%                     12.557%
          90 26-Jul-10               12.379%                     12.559%
          91 25-Aug-10               12.800%                     12.980%
          92 27-Sep-10               11.621%                     11.801%
          93 25-Oct-10               13.731%                     13.911%
          94 26-Nov-10               11.994%                     12.174%
          95 27-Dec-10               12.388%                     12.568%
          96 25-Jan-11               13.257%                     13.437%
          97 25-Feb-11               12.392%                     12.572%
          98 25-Mar-11               13.741%                     13.921%
          99 25-Apr-11               12.396%                     12.576%
         100 25-May-11               12.817%                     12.997%
         101 27-Jun-11               11.638%                     11.818%
         102 25-Jul-11               13.750%                     13.930%
         103 25-Aug-11               12.404%                     12.584%
         104 26-Sep-11               12.013%                     12.193%
         105 25-Oct-11               13.276%                     13.456%
         106 25-Nov-11               12.410%                     12.590%
         107 27-Dec-11               12.019%                     12.199%
         108 25-Jan-12               13.283%                     13.463%
         109 27-Feb-12               11.653%                     11.833%
         110 26-Mar-12               13.769%                     13.949%
         111 25-Apr-12               12.841%                     13.021%
         112 25-May-12               12.843%                     13.023%
         113 25-Jun-12               12.425%                     12.605%
         114 25-Jul-12               12.848%                     13.028%
         115 27-Aug-12               11.666%                     11.846%
         116 25-Sep-12               13.302%                     13.482%
         117 25-Oct-12               12.855%                     13.035%
         118 26-Nov-12               12.042%                     12.222%
         119 26-Dec-12               12.860%                     13.040%
         120 25-Jan-13               12.862%                     13.042%
         121 25-Feb-13               12.444%                     12.624%
         122 25-Mar-13               13.799%                     13.979%
         123 25-Apr-13               12.449%                     12.629%
         124 28-May-13               11.685%                     11.865%
         125 25-Jun-13               13.807%                     13.987%
         126 25-Jul-13               12.877%                     13.057%
         127 26-Aug-13               12.063%                     12.243%
         128 25-Sep-13               12.882%                     13.062%
         129 25-Oct-13               12.885%                     13.065%
         130 25-Nov-13               12.872%                     13.052%
         131 26-Dec-13               12.875%                     13.055%
         132 27-Jan-14               12.506%                     12.686%
         133 25-Feb-14               13.822%                     14.002%
         134 25-Mar-14               14.325%                     14.505%
         135 25-Apr-14               12.925%                     13.105%
         136 27-May-14               12.518%                     12.698%
         137 25-Jun-14               13.835%                     14.015%

         138 25-Jul-14               13.371%                     13.551%
         139 25-Aug-14               12.937%                     13.117%
         140 25-Sep-14               12.941%                     13.121%
         141 27-Oct-14               12.534%                     12.714%
         142 25-Nov-14               13.853%                     14.033%
         143 26-Dec-14               12.951%                     13.131%
         144 26-Jan-15               12.954%                     13.134%
         145 25-Feb-15               13.395%                     13.575%
         146 25-Mar-15               14.369%                     14.549%
         147 27-Apr-15               12.168%                     12.348%
         148 26-May-15               13.875%                     14.055%
         149 25-Jun-15               13.410%                     13.590%
         150 27-Jul-15               12.564%                     12.744%
         151 25-Aug-15               13.887%                     14.067%
         152 25-Sep-15               12.983%                     13.163%
         153 26-Oct-15               12.987%                     13.167%
         154 25-Nov-15               13.429%                     13.609%
         155 28-Dec-15               12.196%                     12.376%
         156 25-Jan-16               14.410%                     14.590%
         157 25-Feb-16               13.002%                     13.182%
         158 25-Mar-16               13.915%                     14.095%
         159 25-Apr-16               13.010%                     13.190%
         160 25-May-16               13.454%                     13.634%
         161 27-Jun-16               12.218%                     12.398%
         162 25-Jul-16               14.437%                     14.617%
         163 25-Aug-16               13.027%                     13.207%
         164 26-Sep-16               12.618%                     12.798%
         165 25-Oct-16               13.947%                     14.127%
         166 25-Nov-16               13.040%                     13.220%
         167 27-Dec-16               12.631%                     12.811%
         168 25-Jan-17               13.961%                     14.141%
         169 27-Feb-17               12.251%                     12.431%
         170 27-Mar-17               14.476%                     14.656%
         171 25-Apr-17               13.976%                     14.156%
         172 25-May-17               13.509%                     13.689%
         173 26-Jun-17               12.658%                     12.838%
         174 25-Jul-17               13.991%                     14.171%
         175 25-Aug-17               13.082%                     13.262%
         176 25-Sep-17               13.086%                     13.266%
         177 25-Oct-17               13.534%                     13.714%
         178 27-Nov-17               12.292%                     12.472%
         179 26-Dec-17               14.018%                     14.198%
         180 25-Jan-18               13.550%                     13.730%
         181 26-Feb-18               12.697%                     12.877%
         182 26-Mar-18               14.542%                     14.722%
         183 25-Apr-18               13.567%                     13.747%
         184 25-May-18               13.572%                     13.752%
         185 25-Jun-18               13.134%                     13.314%
         186 25-Jul-18               13.584%                     13.764%

         187 27-Aug-18               12.338%                     12.518%
         188 25-Sep-18               14.071%                     14.251%
         189 25-Oct-18               13.602%                     13.782%
         190 26-Nov-18               12.746%                     12.926%
         191 26-Dec-18               13.615%                     13.795%
         192 25-Jan-19               13.621%                     13.801%
         193 25-Feb-19               13.182%                     13.362%
         194 25-Mar-19               14.621%                     14.801%
         195 25-Apr-19               13.195%                     13.375%
         196 28-May-19               12.391%                     12.571%
         197 25-Jun-19               14.643%                     14.823%
         198 25-Jul-19               13.662%                     13.842%
         199 26-Aug-19               12.803%                     12.983%
         200 25-Sep-19               13.676%                     13.856%
         201 25-Oct-19               13.683%                     13.863%
         202 25-Nov-19               13.244%                     13.424%
         203 26-Dec-19               13.251%                     13.431%
         204 27-Jan-20               12.839%                     13.019%
         205 25-Feb-20               14.193%                     14.373%
         206 25-Mar-20               14.202%                     14.382%
         207 27-Apr-20               12.466%                     12.646%
         208 26-May-20               14.219%                     14.399%
         209 25-Jun-20               13.748%                     13.928%
         210 27-Jul-20               12.885%                     13.065%
         211 25-Aug-20               14.246%                     14.426%
         212 25-Sep-20               13.324%                     13.504%
         213 26-Oct-20               13.333%                     13.513%
         214 25-Nov-20               13.793%                     13.973%
         215 28-Dec-20               12.531%                     12.711%
         216 25-Jan-21               14.811%                     14.991%
         217 25-Feb-21               13.370%                     13.550%
         218 25-Mar-21               14.833%                     15.013%
         219 26-Apr-21               12.966%                     13.146%
         220 25-May-21               14.337%                     14.517%
         221 25-Jun-21               13.411%                     13.591%
         222 26-Jul-21               13.421%                     13.601%
         223 25-Aug-21               13.886%                     14.066%
         224 27-Sep-21               12.618%                     12.798%
         225 25-Oct-21               14.916%                     15.096%
         226 26-Nov-21               13.040%                     13.220%
         227 27-Dec-21               13.479%                     13.659%
         228 25-Jan-22               14.434%                     14.614%
         229 25-Feb-22               13.504%                     13.684%
         230 25-Mar-22               14.984%                     15.164%
         231 25-Apr-22               13.530%                     13.710%
         232 25-May-22               14.001%                     14.181%
         233 27-Jun-22               12.725%                     12.905%
         234 25-Jul-22               15.045%                     15.225%
         235 25-Aug-22               13.587%                     13.767%

         236 26-Sep-22               13.171%                     13.351%
         237 25-Oct-22               14.569%                     14.749%
         238 25-Nov-22               13.634%                     13.814%
         239 27-Dec-22               13.218%                     13.398%
         240 25-Jan-23               14.622%                     14.802%
         241 27-Feb-23               12.845%                     13.025%
         242 27-Mar-23               15.191%                     15.371%
         243 25-Apr-23               14.681%                     14.861%
         244 25-May-23               14.205%                     14.385%
         245 26-Jun-23               13.326%                     13.506%
         246 25-Jul-23               14.745%                     14.925%
         247 25-Aug-23               13.804%                     13.984%
         248 25-Sep-23               13.826%                     14.006%
         249 25-Oct-23               14.317%                     14.497%
         250 27-Nov-23               13.022%                     13.202%
         251 26-Dec-23               14.869%                     15.049%
         252 25-Jan-24               14.395%                     14.575%
         253 26-Feb-24               13.510%                     13.690%
         254 25-Mar-24               15.497%                     15.677%
         255 25-Apr-24               14.009%                     14.189%
         256 28-May-24               13.178%                     13.358%
         257 25-Jun-24               15.600%                     15.780%
         258 25-Jul-24               14.583%                     14.763%
         259 26-Aug-24               13.695%                     13.875%
         260 25-Sep-24               14.658%                     14.838%
         261 25-Oct-24               14.699%                     14.879%
         262 25-Nov-24               14.261%                     14.441%
         263 26-Dec-24               14.305%                     14.485%
         264 27-Jan-25               13.897%                     14.077%
         265 25-Feb-25               15.406%                     15.586%
         266 25-Mar-25               16.020%                     16.200%
         267 25-Apr-25               14.507%                     14.687%
         268 27-May-25               14.105%                     14.285%
         269 25-Jun-25               15.650%                     15.830%
         270 25-Jul-25               15.191%                     15.371%
         271 25-Aug-25               15.168%                     15.348%
         272 25-Sep-25               15.192%                     15.372%
         273 27-Oct-25               14.736%                     14.916%
         274 25-Nov-25               16.308%                     16.488%
         275 26-Dec-25               15.273%                     15.453%
         276 26-Jan-26               15.303%                     15.483%
         277 25-Feb-26               15.853%                     16.033%
         278 25-Mar-26               17.036%                     17.216%
         279 27-Apr-26               14.699%                     14.879%
         280 26-May-26               16.752%                     16.932%
         281 25-Jun-26               16.188%                     16.368%
         282 27-Jul-26               15.166%                     15.346%
         283 25-Aug-26               16.754%                     16.934%
         284 25-Sep-26               15.662%                     15.842%

         285 26-Oct-26               15.662%                     15.842%
         286 25-Nov-26               16.191%                     16.371%
         287 28-Dec-26               14.703%                     14.883%
         288 25-Jan-27               17.362%                     17.542%
         289 25-Feb-27               15.665%                     15.845%
         290 25-Mar-27               17.364%                     17.544%
         291 26-Apr-27               15.172%                     15.352%
         292 25-May-27               16.761%                     16.941%
         293 25-Jun-27               15.669%                     15.849%
         294 26-Jul-27               15.670%                     15.850%
         295 25-Aug-27               16.200%                     16.380%
         296 27-Sep-27               14.712%                     14.892%
         297 25-Oct-27               17.373%                     17.553%
         298 26-Nov-27               15.180%                     15.360%
         299 27-Dec-27               15.677%                     15.857%
         300 25-Jan-28               16.773%                     16.953%
         301 25-Feb-28               15.682%                     15.862%
         302 27-Mar-28               15.684%                     15.864%
         303 25-Apr-28               16.781%                     16.961%
         304 25-May-28               16.219%                     16.399%
         305 26-Jun-28               15.198%                     15.378%
         306 25-Jul-28               16.793%                     16.973%
         307 25-Aug-28               15.703%                     15.883%
         308 25-Sep-28               15.709%                     15.889%
         309 25-Oct-28               16.246%                     16.426%
         310 27-Nov-28               14.762%                     14.942%
         311 26-Dec-28               16.835%                     17.015%
         312 25-Jan-29               16.285%                     16.465%
         313 26-Feb-29               15.278%                     15.458%
         314 26-Mar-29               17.525%                     17.705%
         315 25-Apr-29               16.409%                     16.589%
         316 25-May-29               16.545%                     16.725%
         317 25-Jun-29               16.008%                     16.188%
         318 25-Jul-29               16.556%                     16.736%
         319 27-Aug-29               15.036%                     15.216%
         320 25-Sep-29               17.135%                     17.315%
         321 25-Oct-29               16.559%                     16.739%
         322 26-Nov-29               15.514%                     15.694%
         323 26-Dec-29               16.561%                     16.741%
         324 25-Jan-30               16.563%                     16.743%
         325 25-Feb-30               16.026%                     16.206%
         326 25-Mar-30               17.767%                     17.947%
         327 25-Apr-30               16.037%                     16.217%
         328 27-May-30               15.547%                     15.727%
         329 25-Jun-30               17.141%                     17.321%
         330 25-Jul-30               16.525%                     16.705%
         331 26-Aug-30               15.430%                     15.610%
         332 25-Sep-30               16.396%                     16.576%
         333 25-Oct-30               16.347%                     16.527%

         334 25-Nov-30               15.748%                     15.928%
         335 26-Dec-30               15.647%                     15.827%
         336 27-Jan-31               15.019%                     15.199%
         337 25-Feb-31               16.373%                     16.553%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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The information contained in this material may be based on assumptions regarding
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The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CF -

10 CPR                 All indices @ 20% month 0

Period       Date        WAC cap for Class A   WAC cap for Class M and B
Total

           0 29-Jan-03
           1 25-Feb-03               10.124%                     10.304%
           2 25-Mar-03                9.759%                      9.939%
           3 25-Apr-03                8.814%                      8.994%
           4 27-May-03                8.605%                      8.785%
           5 25-Jun-03               10.418%                     10.598%
           6 25-Jul-03               10.066%                     10.246%
           7 25-Aug-03                9.793%                      9.973%
           8 25-Sep-03                9.901%                     10.081%
           9 27-Oct-03                9.612%                      9.792%
          10 25-Nov-03               10.720%                     10.900%
          11 26-Dec-03               10.420%                     10.600%
          12 26-Jan-04               10.421%                     10.601%
          13 25-Feb-04               10.776%                     10.956%
          14 25-Mar-04               11.169%                     11.349%
          15 26-Apr-04               10.125%                     10.305%
          16 25-May-04               11.287%                     11.467%
          17 25-Jun-04               10.951%                     11.131%
          18 26-Jul-04               10.957%                     11.137%
          19 25-Aug-04               11.387%                     11.567%
          20 27-Sep-04               10.437%                     10.617%
          21 25-Oct-04               12.339%                     12.519%
          22 26-Nov-04               10.862%                     11.042%
          23 27-Dec-04               11.623%                     11.803%
          24 25-Jan-05               12.443%                     12.623%
          25 25-Feb-05               11.630%                     11.810%
          26 25-Mar-05               12.902%                     13.082%
          27 25-Apr-05               11.637%                     11.817%
          28 25-May-05               12.096%                     12.276%
          29 27-Jun-05               11.218%                     11.398%
          30 25-Jul-05               13.260%                     13.440%
          31 25-Aug-05               12.015%                     12.195%
          32 26-Sep-05               11.730%                     11.910%
          33 25-Oct-05               12.963%                     13.143%
          34 25-Nov-05               12.116%                     12.296%
          35 27-Dec-05               11.790%                     11.970%
          36 25-Jan-06               13.029%                     13.209%
          37 27-Feb-06               11.429%                     11.609%
          38 27-Mar-06               13.504%                     13.684%
          39 25-Apr-06               13.033%                     13.213%

          40 25-May-06               12.594%                     12.774%
          41 26-Jun-06               11.846%                     12.026%
          42 25-Jul-06               13.091%                     13.271%
          43 25-Aug-06               12.271%                     12.451%
          44 25-Sep-06               12.351%                     12.531%
          45 25-Oct-06               12.770%                     12.950%
          46 27-Nov-06               11.593%                     11.773%
          47 26-Dec-06               13.219%                     13.399%
          48 25-Jan-07               12.773%                     12.953%
          49 26-Feb-07               11.965%                     12.145%
          50 26-Mar-07               13.701%                     13.881%
          51 25-Apr-07               12.777%                     12.957%
          52 25-May-07               12.779%                     12.959%
          53 25-Jun-07               12.362%                     12.542%
          54 25-Jul-07               12.781%                     12.961%
          55 27-Aug-07               11.609%                     11.789%
          56 25-Sep-07               13.237%                     13.417%
          57 25-Oct-07               12.791%                     12.971%
          58 26-Nov-07               11.981%                     12.161%
          59 26-Dec-07               12.794%                     12.974%
          60 25-Jan-08               12.795%                     12.975%
          61 25-Feb-08               12.378%                     12.558%
          62 25-Mar-08               13.245%                     13.425%
          63 25-Apr-08               12.381%                     12.561%
          64 27-May-08               11.989%                     12.169%
          65 25-Jun-08               13.250%                     13.430%
          66 25-Jul-08               12.804%                     12.984%
          67 25-Aug-08               12.386%                     12.566%
          68 25-Sep-08               12.388%                     12.568%
          69 27-Oct-08               11.996%                     12.176%
          70 25-Nov-08               13.258%                     13.438%
          71 26-Dec-08               12.392%                     12.572%
          72 26-Jan-09               12.394%                     12.574%
          73 25-Feb-09               12.814%                     12.994%
          74 25-Mar-09               13.744%                     13.924%
          75 27-Apr-09               11.636%                     11.816%
          76 26-May-09               13.260%                     13.440%
          77 25-Jun-09               12.814%                     12.994%
          78 27-Jul-09               12.003%                     12.183%
          79 25-Aug-09               13.265%                     13.445%
          80 25-Sep-09               12.374%                     12.554%
          81 26-Oct-09               12.376%                     12.556%
          82 25-Nov-09               12.783%                     12.963%
          83 28-Dec-09               11.606%                     11.786%
          84 25-Jan-10               13.713%                     13.893%
          85 25-Feb-10               12.370%                     12.550%
          86 25-Mar-10               13.717%                     13.897%
          87 26-Apr-10               11.981%                     12.161%
          88 25-May-10               13.241%                     13.421%

          89 25-Jun-10               12.377%                     12.557%
          90 26-Jul-10               12.379%                     12.559%
          91 25-Aug-10               12.800%                     12.980%
          92 27-Sep-10               11.621%                     11.801%
          93 25-Oct-10               13.731%                     13.911%
          94 26-Nov-10               11.994%                     12.174%
          95 27-Dec-10               12.388%                     12.568%
          96 25-Jan-11               13.257%                     13.437%
          97 25-Feb-11               12.392%                     12.572%
          98 25-Mar-11               13.741%                     13.921%
          99 25-Apr-11               12.396%                     12.576%
         100 25-May-11               12.817%                     12.997%
         101 27-Jun-11               11.638%                     11.818%
         102 25-Jul-11               13.750%                     13.930%
         103 25-Aug-11               12.404%                     12.584%
         104 26-Sep-11               12.013%                     12.193%
         105 25-Oct-11               13.276%                     13.456%
         106 25-Nov-11               12.410%                     12.590%
         107 27-Dec-11               12.019%                     12.199%
         108 25-Jan-12               13.283%                     13.463%
         109 27-Feb-12               11.653%                     11.833%
         110 26-Mar-12               13.769%                     13.949%
         111 25-Apr-12               12.841%                     13.021%
         112 25-May-12               12.843%                     13.023%
         113 25-Jun-12               12.425%                     12.605%
         114 25-Jul-12               12.848%                     13.028%
         115 27-Aug-12               11.666%                     11.846%
         116 25-Sep-12               13.302%                     13.482%
         117 25-Oct-12               12.855%                     13.035%
         118 26-Nov-12               12.042%                     12.222%
         119 26-Dec-12               12.860%                     13.040%
         120 25-Jan-13               12.862%                     13.042%
         121 25-Feb-13               12.444%                     12.624%
         122 25-Mar-13               13.799%                     13.979%
         123 25-Apr-13               12.449%                     12.629%
         124 28-May-13               11.685%                     11.865%
         125 25-Jun-13               13.807%                     13.987%
         126 25-Jul-13               12.877%                     13.057%
         127 26-Aug-13               12.063%                     12.243%
         128 25-Sep-13               12.882%                     13.062%
         129 25-Oct-13               12.885%                     13.065%
         130 25-Nov-13               12.872%                     13.052%
         131 26-Dec-13               12.875%                     13.055%
         132 27-Jan-14               12.506%                     12.686%
         133 25-Feb-14               13.822%                     14.002%
         134 25-Mar-14               14.325%                     14.505%
         135 25-Apr-14               12.925%                     13.105%
         136 27-May-14               12.518%                     12.698%
         137 25-Jun-14               13.835%                     14.015%

         138 25-Jul-14               13.371%                     13.551%
         139 25-Aug-14               12.937%                     13.117%
         140 25-Sep-14               12.941%                     13.121%
         141 27-Oct-14               12.534%                     12.714%
         142 25-Nov-14               13.853%                     14.033%
         143 26-Dec-14               12.951%                     13.131%
         144 26-Jan-15               12.954%                     13.134%
         145 25-Feb-15               13.395%                     13.575%
         146 25-Mar-15               14.369%                     14.549%
         147 27-Apr-15               12.168%                     12.348%
         148 26-May-15               13.875%                     14.055%
         149 25-Jun-15               13.410%                     13.590%
         150 27-Jul-15               12.564%                     12.744%
         151 25-Aug-15               13.887%                     14.067%
         152 25-Sep-15               12.983%                     13.163%
         153 26-Oct-15               12.987%                     13.167%
         154 25-Nov-15               13.429%                     13.609%
         155 28-Dec-15               12.196%                     12.376%
         156 25-Jan-16               14.410%                     14.590%
         157 25-Feb-16               13.002%                     13.182%
         158 25-Mar-16               13.915%                     14.095%
         159 25-Apr-16               13.010%                     13.190%
         160 25-May-16               13.454%                     13.634%
         161 27-Jun-16               12.218%                     12.398%
         162 25-Jul-16               14.437%                     14.617%
         163 25-Aug-16               13.027%                     13.207%
         164 26-Sep-16               12.618%                     12.798%
         165 25-Oct-16               13.947%                     14.127%
         166 25-Nov-16               13.040%                     13.220%
         167 27-Dec-16               12.631%                     12.811%
         168 25-Jan-17               13.961%                     14.141%
         169 27-Feb-17               12.251%                     12.431%
         170 27-Mar-17               14.476%                     14.656%
         171 25-Apr-17               13.976%                     14.156%
         172 25-May-17               13.509%                     13.689%
         173 26-Jun-17               12.658%                     12.838%
         174 25-Jul-17               13.991%                     14.171%
         175 25-Aug-17               13.082%                     13.262%
         176 25-Sep-17               13.086%                     13.266%
         177 25-Oct-17               13.534%                     13.714%
         178 27-Nov-17               12.292%                     12.472%
         179 26-Dec-17               14.018%                     14.198%
         180 25-Jan-18               13.550%                     13.730%
         181 26-Feb-18               12.697%                     12.877%
         182 26-Mar-18               14.542%                     14.722%
         183 25-Apr-18               13.567%                     13.747%
         184 25-May-18               13.572%                     13.752%
         185 25-Jun-18               13.134%                     13.314%
         186 25-Jul-18               13.584%                     13.764%

         187 27-Aug-18               12.338%                     12.518%
         188 25-Sep-18               14.071%                     14.251%
         189 25-Oct-18               13.602%                     13.782%
         190 26-Nov-18               12.746%                     12.926%
         191 26-Dec-18               13.615%                     13.795%
         192 25-Jan-19               13.621%                     13.801%
         193 25-Feb-19               13.182%                     13.362%
         194 25-Mar-19               14.621%                     14.801%
         195 25-Apr-19               13.195%                     13.375%
         196 28-May-19               12.391%                     12.571%
         197 25-Jun-19               14.643%                     14.823%
         198 25-Jul-19               13.662%                     13.842%
         199 26-Aug-19               12.803%                     12.983%
         200 25-Sep-19               13.676%                     13.856%
         201 25-Oct-19               13.683%                     13.863%
         202 25-Nov-19               13.244%                     13.424%
         203 26-Dec-19               13.251%                     13.431%
         204 27-Jan-20               12.839%                     13.019%
         205 25-Feb-20               14.193%                     14.373%
         206 25-Mar-20               14.202%                     14.382%
         207 27-Apr-20               12.466%                     12.646%
         208 26-May-20               14.219%                     14.399%
         209 25-Jun-20               13.748%                     13.928%
         210 27-Jul-20               12.885%                     13.065%
         211 25-Aug-20               14.246%                     14.426%
         212 25-Sep-20               13.324%                     13.504%
         213 26-Oct-20               13.333%                     13.513%
         214 25-Nov-20               13.793%                     13.973%
         215 28-Dec-20               12.531%                     12.711%
         216 25-Jan-21               14.811%                     14.991%
         217 25-Feb-21               13.370%                     13.550%
         218 25-Mar-21               14.833%                     15.013%
         219 26-Apr-21               12.966%                     13.146%
         220 25-May-21               14.337%                     14.517%
         221 25-Jun-21               13.411%                     13.591%
         222 26-Jul-21               13.421%                     13.601%
         223 25-Aug-21               13.886%                     14.066%
         224 27-Sep-21               12.618%                     12.798%
         225 25-Oct-21               14.916%                     15.096%
         226 26-Nov-21               13.040%                     13.220%
         227 27-Dec-21               13.479%                     13.659%
         228 25-Jan-22               14.434%                     14.614%
         229 25-Feb-22               13.504%                     13.684%
         230 25-Mar-22               14.984%                     15.164%
         231 25-Apr-22               13.530%                     13.710%
         232 25-May-22               14.001%                     14.181%
         233 27-Jun-22               12.725%                     12.905%
         234 25-Jul-22               15.045%                     15.225%
         235 25-Aug-22               13.587%                     13.767%

         236 26-Sep-22               13.171%                     13.351%
         237 25-Oct-22               14.569%                     14.749%
         238 25-Nov-22               13.634%                     13.814%
         239 27-Dec-22               13.218%                     13.398%
         240 25-Jan-23               14.622%                     14.802%
         241 27-Feb-23               12.845%                     13.025%
         242 27-Mar-23               15.191%                     15.371%
         243 25-Apr-23               14.681%                     14.861%
         244 25-May-23               14.205%                     14.385%
         245 26-Jun-23               13.326%                     13.506%
         246 25-Jul-23               14.745%                     14.925%
         247 25-Aug-23               13.804%                     13.984%
         248 25-Sep-23               13.826%                     14.006%
         249 25-Oct-23               14.317%                     14.497%
         250 27-Nov-23               13.022%                     13.202%
         251 26-Dec-23               14.869%                     15.049%
         252 25-Jan-24               14.395%                     14.575%
         253 26-Feb-24               13.510%                     13.690%
         254 25-Mar-24               15.497%                     15.677%
         255 25-Apr-24               14.009%                     14.189%
         256 28-May-24               13.178%                     13.358%
         257 25-Jun-24               15.600%                     15.780%
         258 25-Jul-24               14.583%                     14.763%
         259 26-Aug-24               13.695%                     13.875%
         260 25-Sep-24               14.658%                     14.838%
         261 25-Oct-24               14.699%                     14.879%
         262 25-Nov-24               14.261%                     14.441%
         263 26-Dec-24               14.305%                     14.485%
         264 27-Jan-25               13.897%                     14.077%
         265 25-Feb-25               15.406%                     15.586%
         266 25-Mar-25               16.020%                     16.200%
         267 25-Apr-25               14.507%                     14.687%
         268 27-May-25               14.105%                     14.285%
         269 25-Jun-25               15.650%                     15.830%
         270 25-Jul-25               15.191%                     15.371%
         271 25-Aug-25               15.168%                     15.348%
         272 25-Sep-25               15.192%                     15.372%
         273 27-Oct-25               14.736%                     14.916%
         274 25-Nov-25               16.308%                     16.488%
         275 26-Dec-25               15.273%                     15.453%
         276 26-Jan-26               15.303%                     15.483%
         277 25-Feb-26               15.853%                     16.033%
         278 25-Mar-26               17.036%                     17.216%
         279 27-Apr-26               14.699%                     14.879%
         280 26-May-26               16.752%                     16.932%
         281 25-Jun-26               16.188%                     16.368%
         282 27-Jul-26               15.166%                     15.346%
         283 25-Aug-26               16.754%                     16.934%
         284 25-Sep-26               15.662%                     15.842%

         285 26-Oct-26               15.662%                     15.842%
         286 25-Nov-26               16.191%                     16.371%
         287 28-Dec-26               14.704%                     14.884%
         288 25-Jan-27               17.362%                     17.542%
         289 25-Feb-27               15.665%                     15.845%
         290 25-Mar-27               17.364%                     17.544%
         291 26-Apr-27               15.172%                     15.352%
         292 25-May-27               16.761%                     16.941%
         293 25-Jun-27               15.669%                     15.849%
         294 26-Jul-27               15.670%                     15.850%
         295 25-Aug-27               16.200%                     16.380%
         296 27-Sep-27               14.712%                     14.892%
         297 25-Oct-27               17.373%                     17.553%
         298 26-Nov-27               15.180%                     15.360%
         299 27-Dec-27               15.677%                     15.857%
         300 25-Jan-28               16.773%                     16.953%
         301 25-Feb-28               15.682%                     15.862%
         302 27-Mar-28               15.684%                     15.864%
         303 25-Apr-28               16.781%                     16.961%
         304 25-May-28               16.219%                     16.399%
         305 26-Jun-28               15.198%                     15.378%
         306 25-Jul-28               16.793%                     16.973%
         307 25-Aug-28               15.703%                     15.883%
         308 25-Sep-28               15.709%                     15.889%
         309 25-Oct-28               16.246%                     16.426%
         310 27-Nov-28               14.762%                     14.942%
         311 26-Dec-28               16.835%                     17.015%
         312 25-Jan-29               16.285%                     16.465%
         313 26-Feb-29               15.278%                     15.458%
         314 26-Mar-29               17.526%                     17.706%
         315 25-Apr-29               16.408%                     16.588%
         316 25-May-29               16.545%                     16.725%
         317 25-Jun-29               16.008%                     16.188%
         318 25-Jul-29               16.556%                     16.736%
         319 27-Aug-29               15.035%                     15.215%
         320 25-Sep-29               17.135%                     17.315%
         321 25-Oct-29               16.559%                     16.739%
         322 26-Nov-29               15.514%                     15.694%
         323 26-Dec-29               16.561%                     16.741%
         324 25-Jan-30               16.564%                     16.744%
         325 25-Feb-30               16.026%                     16.206%
         326 25-Mar-30               17.768%                     17.948%
         327 25-Apr-30               16.038%                     16.218%
         328 27-May-30               15.545%                     15.725%
         329 25-Jun-30               17.141%                     17.321%
         330 25-Jul-30               16.524%                     16.704%
         331 26-Aug-30               15.432%                     15.612%
         332 25-Sep-30               16.399%                     16.579%
         333 25-Oct-30               16.346%                     16.526%

         334 25-Nov-30               15.744%                     15.924%
         335 26-Dec-30               15.651%                     15.831%
         336 27-Jan-31               15.026%                     15.206%
         337 25-Feb-31               16.369%                     16.549%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - A2

Prepay                  15 CPR      20 CPR      25 CPR       30 CPR      35 CPR

WAL for Princ Pmts        6.98        5.34         4.23        3.47        2.89

LIBOR_1MO                 1.38        1.38         1.38        1.38        1.38
LIBOR_6MO               1.4056      1.4056       1.4056      1.4056      1.4056
CMT_6MO                 1.2649      1.2649       1.2649      1.2649      1.2649
CMT_1YR                   1.44        1.44         1.44        1.44        1.44
Delinq                     50%         50%          50%         50%         50%
Optional Redemption   Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRPM 2003-1
First dollar of loss

Class                                             Forward Libor curve              Forward Libor + 200
-----                                             -------------------              -------------------
M1              CDR *                           0 for 6, ramping to 14.9         0 for 6, ramping to 12.6
                WAL                                      11.92                            12.67
                Principal Writedown                   0.00 (0.00%)                     0.00 (0.00%)
                Total Collat Loss                40,024,684.57 (15.83%)           35,903,642.68 (14.20%)

B1              CDR *                           0 for 6, ramping to 9.5          0 for 6, ramping to 8.9
                WAL                                       6.14                             5.94
                Principal Writedown                   0.00 (0.00%)                     0.00 (0.00%)
                Total Collat Loss                29,174,897.48 (11.54%)           27,898,311.31 (11.03%)

* CDR at zero for six months, then ramps up linearly by month nine to terminal value, then remains constant.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

     Base case                                                  Base + 200

     1M libor       6M libor        6M cmt         1Y cmt          1M libor      6M libor        6M cmt         1Y cmt
       1.3632         1.4152         1.265         1.4691            3.3632        3.4152         3.265         3.4691
        1.354         1.4417        1.2863         1.5166             3.354        3.4417        3.2863         3.5166
       1.3448         1.4681        1.3076         1.5641            3.3448        3.4681        3.3076         3.5641
       1.3791         1.5363        1.3563          1.633            3.3791        3.5363        3.3563          3.633
       1.4135         1.6045        1.4051         1.7018            3.4135        3.6045        3.4051         3.7018
       1.4479         1.6726        1.4538         1.7706            3.4479        3.6726        3.4538         3.7706
       1.5293         1.7708        1.5262         1.8547            3.5293        3.7708        3.5262         3.8547
       1.6107         1.8691        1.5986         1.9388            3.6107        3.8691        3.5986         3.9388
       1.6922         1.9673         1.671         2.0228            3.6922        3.9673         3.671         4.0228
       1.7952         2.0818        1.7579         2.1164            3.7952        4.0818        3.7579         4.1164
       1.8982         2.1963        1.8449         2.2101            3.8982        4.1963        3.8449         4.2101
       2.0012         2.3108        1.9319         2.3037            4.0012        4.3108        3.9319         4.3037
       2.1195         2.4342        2.0252         2.4018            4.1195        4.4342        4.0252         4.4018
       2.2379         2.5576        2.1185         2.4999            4.2379        4.5576        4.1185         4.4999
       2.3562          2.681        2.2119          2.598            4.3562         4.681        4.2119          4.598
       2.4844         2.8013        2.3094         2.6961            4.4844        4.8013        4.3094         4.6961
       2.6126         2.9216         2.407         2.7941            4.6126        4.9216         4.407         4.7941
       2.7409         3.0418        2.5046         2.8921            4.7409        5.0418        4.5046         4.8921
       2.8619         3.1445        2.6047         2.9858            4.8619        5.1445        4.6047         4.9858
        2.983         3.2471        2.7049         3.0795             4.983        5.2471        4.7049         5.0795
       3.1041         3.3498         2.805         3.1732            5.1041        5.3498         4.805         5.1732
       3.2003         3.4299        2.9006         3.2587            5.2003        5.4299        4.9006         5.2587
       3.2966           3.51        2.9962         3.3442            5.2966          5.51        4.9962         5.3442
       3.3928         3.5901        3.0919         3.4296            5.3928        5.5901        5.0919         5.4296
       3.4636         3.6562        3.1765         3.5042            5.4636        5.6562        5.1765         5.5042
       3.5343         3.7224         3.261         3.5788            5.5343        5.7224         5.261         5.5788
       3.6051         3.7886        3.3456         3.6534            5.6051        5.7886        5.3456         5.6534
        3.668         3.8496        3.4185         3.7185             5.668        5.8496        5.4185         5.7185
       3.7309         3.9106        3.4913         3.7835            5.7309        5.9106        5.4913         5.7835
       3.7939         3.9716        3.5641         3.8485            5.7939        5.9716        5.5641         5.8485
       3.8518         4.0315        3.6266         3.9063            5.8518        6.0315        5.6266         5.9063
       3.9097         4.0914         3.689          3.964            5.9097        6.0914         5.689          5.964
       3.9677         4.1512        3.7515         4.0218            5.9677        6.1512        5.7515         6.0218
       4.0282           4.21        3.8068         4.0743            6.0282          6.21        5.8068         6.0743
       4.0888         4.2687        3.8622         4.1269            6.0888        6.2687        5.8622         6.1269
       4.1494         4.3274        3.9176         4.1794            6.1494        6.3274        5.9176         6.1794
       4.2065         4.3826        3.9689         4.2285            6.2065        6.3826        5.9689         6.2285
       4.2636         4.4378        4.0203         4.2775            6.2636        6.4378        6.0203         6.2775
       4.3208          4.493        4.0717         4.3265            6.3208         6.493        6.0717         6.3265
       4.3765         4.5414        4.1199         4.3726            6.3765        6.5414        6.1199         6.3726
       4.4322         4.5897        4.1681         4.4186            6.4322        6.5897        6.1681         6.4186
        4.488          4.638        4.2164         4.4646             6.488         6.638        6.2164         6.4646
       4.5299         4.6818        4.2616         4.5078            6.5299        6.6818        6.2616         6.5078
       4.5718         4.7257        4.3069          4.551            6.5718        6.7257        6.3069          6.551
       4.6138         4.7695        4.3522         4.5942            6.6138        6.7695        6.3522         6.5942
       4.6559         4.8164        4.3947         4.6348            6.6559        6.8164        6.3947         6.6348

       4.6981         4.8633        4.4372         4.6754            6.6981        6.8633        6.4372         6.6754
       4.7402         4.9101        4.4797         4.7159            6.7402        6.9101        6.4797         6.7159
       4.7926         4.9529        4.5196         4.7541            6.7926        6.9529        6.5196         6.7541
       4.8449         4.9957        4.5595         4.7923            6.8449        6.9957        6.5595         6.7923
       4.8973         5.0385        4.5994         4.8305            6.8973        7.0385        6.5994         6.8305
       4.9366         5.0689        4.6369         4.8669            6.9366        7.0689        6.6369         6.8669
        4.976         5.0994        4.6743         4.9033             6.976        7.0994        6.6743         6.9033
       5.0153         5.1298        4.7118         4.9396            7.0153        7.1298        6.7118         6.9396
       5.0399         5.1537        4.7471         4.9749            7.0399        7.1537        6.7471         6.9749
       5.0644         5.1775        4.7825         5.0102            7.0644        7.1775        6.7825         7.0102
       5.0889         5.2013        4.8178         5.0455            7.0889        7.2013        6.8178         7.0455
       5.1105          5.226        4.8521         5.0804            7.1105         7.226        6.8521         7.0804
       5.1321         5.2506        4.8864         5.1153            7.1321        7.2506        6.8864         7.1153
       5.1537         5.2752        4.9207         5.1502            7.1537        7.2752        6.9207         7.1502
       5.1763         5.3062        4.9549         5.1851            7.1763        7.3062        6.9549         7.1851
       5.1989         5.3371        4.9891           5.22            7.1989        7.3371        6.9891           7.22
       5.2215          5.368        5.0234         5.2549            7.2215         7.368        7.0234         7.2549
       5.2676         5.3861        5.0578           5.29            7.2676        7.3861        7.0578           7.29
       5.3137         5.4042        5.0923          5.325            7.3137        7.4042        7.0923          7.325
       5.3599         5.4223        5.1268         5.3601            7.3599        7.4223        7.1268         7.3601
       5.3479         5.4422        5.1613         5.3953            7.3479        7.4422        7.1613         7.3953
       5.3359         5.4622        5.1959         5.4304            7.3359        7.4622        7.1959         7.4304
       5.3239         5.4822        5.2305         5.4656            7.3239        7.4822        7.2305         7.4656
       5.3747         5.5025        5.2652         5.5009            7.3747        7.5025        7.2652         7.5009
       5.4255         5.5228        5.2998         5.5362            7.4255        7.5228        7.2998         7.5362
       5.4763         5.5431        5.3344         5.5715            7.4763        7.5431        7.3344         7.5715
       5.4674           5.56        5.3692         5.6068            7.4674          7.56        7.3692         7.6068
       5.4584         5.5769         5.404         5.6421            7.4584        7.5769         7.404         7.6421
       5.4494         5.5939        5.4388         5.6775            7.4494        7.5939        7.4388         7.6775
       5.4917         5.6104        5.4737         5.7124            7.4917        7.6104        7.4737         7.7124
        5.534          5.627        5.5086         5.7473             7.534         7.627        7.5086         7.7473
       5.5764         5.6435        5.5435         5.7822            7.5764        7.6435        7.5435         7.7822
       5.5705         5.6535        5.5784         5.8161            7.5705        7.6535        7.5784         7.8161
       5.5646         5.6635        5.6132         5.8501            7.5646        7.6635        7.6132         7.8501
       5.5588         5.6735        5.6481         5.8841            7.5588        7.6735        7.6481         7.8841
       5.5841         5.6836         5.682         5.9166            7.5841        7.6836         7.682         7.9166
       5.6095         5.6937        5.7159         5.9491            7.6095        7.6937        7.7159         7.9491
       5.6348         5.7038        5.7498         5.9816            7.6348        7.7038        7.7498         7.9816
       5.6265         5.7182        5.7819         6.0123            7.6265        7.7182        7.7819         8.0123
       5.6181         5.7327         5.814          6.043            7.6181        7.7327         7.814          8.043
       5.6098         5.7471         5.846         6.0737            7.6098        7.7471         7.846         8.0737
       5.6464         5.7613        5.8762         6.1025            7.6464        7.7613        7.8762         8.1025
       5.6829         5.7756        5.9064         6.1314            7.6829        7.7756        7.9064         8.1314
       5.7195         5.7898        5.9366         6.1602            7.7195        7.7898        7.9366         8.1602
       5.7096         5.8059         5.965         6.1874            7.7096        7.8059         7.965         8.1874
       5.6997         5.8221        5.9934         6.2145            7.6997        7.8221        7.9934         8.2145
       5.6898         5.8382        6.0218         6.2416            7.6898        7.8382        8.0218         8.2416
        5.731         5.8545        6.0485         6.2671             7.731        7.8545        8.0485         8.2671
       5.7722         5.8709        6.0752         6.2926            7.7722        7.8709        8.0752         8.2926
       5.8134         5.8873        6.1019         6.3181            7.8134        7.8873        8.1019         8.3181
        5.804         5.9039         6.127          6.342             7.804        7.9039         8.127          8.342
       5.7946         5.9205        6.1521          6.366            7.7946        7.9205        8.1521          8.366

       5.7852         5.9371        6.1771         6.3899            7.7852        7.9371        8.1771         8.3899
       5.8272         5.9534        6.2007         6.4123            7.8272        7.9534        8.2007         8.4123
       5.8691         5.9697        6.2242         6.4348            7.8691        7.9697        8.2242         8.4348
        5.911          5.986        6.2478         6.4573             7.911         7.986        8.2478         8.4573
        5.901         6.0021        6.2699         6.4783             7.901        8.0021        8.2699         8.4783
        5.891         6.0182         6.292         6.4994             7.891        8.0182         8.292         8.4994
        5.881         6.0343        6.3141         6.5204             7.881        8.0343        8.3141         8.5204
       5.9223         6.0507        6.3348         6.5401            7.9223        8.0507        8.3348         8.5401
       5.9636          6.067        6.3555         6.5599            7.9636         8.067        8.3555         8.5599
       6.0048         6.0834        6.3762         6.5796            8.0048        8.0834        8.3762         8.5796
       5.9942         6.1018        6.3956          6.598            7.9942        8.1018        8.3956          8.598
       5.9835         6.1202         6.415         6.6164            7.9835        8.1202         8.415         8.6164
       5.9728         6.1386        6.4345         6.6348            7.9728        8.1386        8.4345         8.6348
       6.0195          6.157        6.4526         6.6519            8.0195         8.157        8.4526         8.6519
       6.0661         6.1753        6.4708         6.6689            8.0661        8.1753        8.4708         8.6689
       6.1127         6.1936        6.4889          6.686            8.1127        8.1936        8.4889          8.686
       6.0995         6.2156        6.5058         6.7015            8.0995        8.2156        8.5058         8.7015
       6.0863         6.2376        6.5227         6.7171            8.0863        8.2376        8.5227         8.7171
       6.0731         6.2596        6.5396         6.7326            8.0731        8.2596        8.5396         8.7326
       6.1289          6.282        6.5551         6.7466            8.1289         8.282        8.5551         8.7466
       6.1848         6.3044        6.5705         6.7606            8.1848        8.3044        8.5705         8.7606
       6.2406         6.3268        6.5859         6.7745            8.2406        8.3268        8.5859         8.7745
       6.2321         6.3434        6.5997         6.7869            8.2321        8.3434        8.5997         8.7869
       6.2235           6.36        6.6135         6.7992            8.2235          8.36        8.6135         8.7992
        6.215         6.3767        6.6272         6.8115             8.215        8.3767        8.6272         8.8115
       6.2562         6.3928        6.6393         6.8222            8.2562        8.3928        8.6393         8.8222
       6.2973          6.409        6.6514         6.8329            8.2973         8.409        8.6514         8.8329
       6.3385         6.4251        6.6636         6.8437            8.3385        8.4251        8.6636         8.8437
       6.3318         6.4365        6.6741         6.8528            8.3318        8.4365        8.6741         8.8528
       6.3251          6.448        6.6846          6.862            8.3251         8.448        8.6846          8.862
       6.3184         6.4594        6.6951         6.8712            8.3184        8.4594        8.6951         8.8712
       6.3472         6.4709        6.7042         6.8789            8.3472        8.4709        8.7042         8.8789
       6.3761         6.4825        6.7132         6.8866            8.3761        8.4825        8.7132         8.8866
        6.405          6.494        6.7222         6.8943             8.405         8.494        8.7222         8.8943
       6.3991         6.5047        6.7298         6.9006            8.3991        8.5047        8.7298         8.9006
       6.3933         6.5154        6.7373         6.9069            8.3933        8.5154        8.7373         8.9069
       6.3874         6.5261        6.7449         6.9132            8.3874        8.5261        8.7449         8.9132
       6.4142         6.5366        6.7511         6.9181            8.4142        8.5366        8.7511         8.9181
        6.441         6.5471        6.7572          6.923             8.441        8.5471        8.7572          8.923
       6.4679         6.5576        6.7634         6.9279            8.4679        8.5576        8.7634         8.9279
       6.4632         6.5653        6.7682         6.9315            8.4632        8.5653        8.7682         8.9315
       6.4586         6.5729         6.773         6.9352            8.4586        8.5729         8.773         8.9352
        6.454         6.5806        6.7778         6.9388             8.454        8.5806        8.7778         8.9388
       6.4735         6.5884        6.7814         6.9411            8.4735        8.5884        8.7814         8.9411
        6.493         6.5961        6.7849         6.9435             8.493        8.5961        8.7849         8.9435
       6.5124         6.6039        6.7884         6.9459            8.5124        8.6039        8.7884         8.9459
       6.5078          6.612        6.7908          6.947            8.5078         8.612        8.7908          8.947
       6.5032         6.6202        6.7931         6.9482            8.5032        8.6202        8.7931         8.9482
       6.4986         6.6283        6.7954         6.9494            8.4986        8.6283        8.7954         8.9494
       6.5192         6.6363        6.7965         6.9494            8.5192        8.6363        8.7965         8.9494
       6.5397         6.6443        6.7976         6.9494            8.5397        8.6443        8.7976         8.9494
       6.5602         6.6523        6.7987         6.9494            8.5602        8.6523        8.7987         8.9494

        6.554         6.6624        6.7987         6.9483             8.554        8.6624        8.7987         8.9483
       6.5478         6.6724        6.7987         6.9472            8.5478        8.6724        8.7987         8.9472
       6.5415         6.6824        6.7987         6.9461            8.5415        8.6824        8.7987         8.9461
       6.5671         6.6926        6.7976          6.944            8.5671        8.6926        8.7976          8.944
       6.5927         6.7028        6.7965         6.9418            8.5927        8.7028        8.7965         8.9418
       6.6183         6.7129        6.7954         6.9396            8.6183        8.7129        8.7954         8.9396
       6.6178         6.7148        6.7933         6.9365            8.6178        8.7148        8.7933         8.9365
       6.6173         6.7166        6.7911         6.9333            8.6173        8.7166        8.7911         8.9333
       6.6167         6.7185         6.789         6.9301            8.6167        8.7185         8.789         8.9301
        6.621         6.7201        6.7858         6.9259             8.621        8.7201        8.7858         8.9259
       6.6252         6.7218        6.7827         6.9218            8.6252        8.7218        8.7827         8.9218
       6.6294         6.7235        6.7795         6.9176            8.6294        8.7235        8.7795         8.9176
       6.6338         6.7167        6.7754         6.9125            8.6338        8.7167        8.7754         8.9125
       6.6382         6.7098        6.7713         6.9074            8.6382        8.7098        8.7713         8.9074
       6.6425          6.703        6.7672         6.9023            8.6425         8.703        8.7672         8.9023
        6.625          6.696        6.7621         6.8963             8.625         8.696        8.7621         8.8963
       6.6075          6.689         6.757         6.8903            8.6075         8.689         8.757         8.8903
       6.5901         6.6819         6.752         6.8842            8.5901        8.6819         8.752         8.8842
       6.5927         6.6768         6.746         6.8774            8.5927        8.6768         8.746         8.8774
       6.5953         6.6717        6.7401         6.8705            8.5953        8.6717        8.7401         8.8705
       6.5979         6.6666        6.7342         6.8636            8.5979        8.6666        8.7342         8.8636
       6.5852         6.6616        6.7273         6.8558            8.5852        8.6616        8.7273         8.8558
       6.5726         6.6566        6.7205         6.8481            8.5726        8.6566        8.7205         8.8481
       6.5599         6.6517        6.7137         6.8404            8.5599        8.6517        8.7137         8.8404
       6.5627          6.647        6.7061         6.8319            8.5627         8.647        8.7061         8.8319
       6.5654         6.6424        6.6985         6.8233            8.5654        8.6424        8.6985         8.8233
       6.5682         6.6378        6.6908         6.8148            8.5682        8.6378        8.6908         8.8148
       6.5565         6.6331        6.6824         6.8055            8.5565        8.6331        8.6824         8.8055
       6.5448         6.6284         6.674         6.7962            8.5448        8.6284         8.674         8.7962
       6.5331         6.6237        6.6656         6.7869            8.5331        8.6237        8.6656         8.7869
       6.5351           6.62        6.6564         6.7768            8.5351          8.62        8.6564         8.7768
       6.5371         6.6163        6.6472         6.7668            8.5371        8.6163        8.6472         8.7668
        6.539         6.6125         6.638         6.7567             8.539        8.6125         8.638         8.7567
       6.5297         6.6089        6.6281          6.746            8.5297        8.6089        8.6281          8.746
       6.5204         6.6052        6.6182         6.7352            8.5204        8.6052        8.6182         8.7352
       6.5111         6.6016        6.6083         6.7245            8.5111        8.6016        8.6083         8.7245
       6.5139          6.597        6.5976          6.713            8.5139         8.597        8.5976          8.713
       6.5167         6.5925         6.587         6.7016            8.5167        8.5925         8.587         8.7016
       6.5195         6.5879        6.5764         6.6901            8.5195        8.5879        8.5764         8.6901
       6.5079         6.5833        6.5651          6.678            8.5079        8.5833        8.5651          8.678
       6.4963         6.5786        6.5538         6.6659            8.4963        8.5786        8.5538         8.6659
       6.4846          6.574        6.5425         6.6538            8.4846         8.574        8.5425         8.6538
       6.4879         6.5683        6.5306         6.6411            8.4879        8.5683        8.5306         8.6411
       6.4912         6.5626        6.5186         6.6284            8.4912        8.5626        8.5186         8.6284
       6.4945         6.5569        6.5067         6.6156            8.4945        8.5569        8.5067         8.6156
         6.48         6.5512        6.4942         6.6023              8.48        8.5512        8.4942         8.6023
       6.4656         6.5456        6.4816          6.589            8.4656        8.5456        8.4816          8.589
       6.4512           6.54         6.469         6.5756            8.4512          8.54         8.469         8.5756
       6.4552         6.5334        6.4559         6.5617            8.4552        8.5334        8.4559         8.5617
       6.4593         6.5269        6.4427         6.5478            8.4593        8.5269        8.4427         8.5478
       6.4633         6.5204        6.4296         6.5339            8.4633        8.5204        8.4296         8.5339
       6.4466         6.5137        6.4158         6.5194            8.4466        8.5137        8.4158         8.5194

       6.4299         6.5071        6.4021         6.5049            8.4299        8.5071        8.4021         8.5049
       6.4132         6.5005        6.3883         6.4905            8.4132        8.5005        8.3883         8.4905
       6.4176         6.4928        6.3741         6.4755            8.4176        8.4928        8.3741         8.4755
       6.4221         6.4851        6.3598         6.4605            8.4221        8.4851        8.3598         8.4605
       6.4265         6.4774        6.3455         6.4455            8.4265        8.4774        8.3455         8.4455
       6.4071         6.4698        6.3307           6.43            8.4071        8.4698        8.3307           8.43
       6.3877         6.4622         6.316         6.4146            8.3877        8.4622         8.316         8.4146
       6.3683         6.4545        6.3012         6.3991            8.3683        8.4545        8.3012         8.3991
       6.3734          6.446        6.2859         6.3831            8.3734         8.446        8.2859         8.3831
       6.3784         6.4376        6.2707         6.3672            8.3784        8.4376        8.2707         8.3672
       6.3835         6.4291        6.2554         6.3512            8.3835        8.4291        8.2554         8.3512
        6.362         6.4205        6.2397         6.3349             8.362        8.4205        8.2397         8.3349
       6.3406         6.4119        6.2239         6.3185            8.3406        8.4119        8.2239         8.3185
       6.3191         6.4033        6.2082         6.3021            8.3191        8.4033        8.2082         8.3021
       6.3245         6.3935         6.192         6.2852            8.3245        8.3935         8.192         8.2852
       6.3299         6.3838        6.1759         6.2684            8.3299        8.3838        8.1759         8.2684
       6.3353          6.374        6.1597         6.2516            8.3353         8.374        8.1597         8.2516
       6.3109         6.3644        6.1431         6.2343            8.3109        8.3644        8.1431         8.2343
       6.2864         6.3548        6.1265         6.2171            8.2864        8.3548        8.1265         8.2171
       6.2619         6.3452        6.1099         6.1999            8.2619        8.3452        8.1099         8.1999
       6.2682         6.3348        6.0929         6.1823            8.2682        8.3348        8.0929         8.1823
       6.2745         6.3244        6.0759         6.1646            8.2745        8.3244        8.0759         8.1646
       6.2808          6.314        6.0589          6.147            8.2808         8.314        8.0589          8.147
       6.2543         6.3034        6.0415          6.129            8.2543        8.3034        8.0415          8.129
       6.2278         6.2928        6.0242         6.1111            8.2278        8.2928        8.0242         8.1111
       6.2013         6.2822        6.0068         6.0931            8.2013        8.2822        8.0068         8.0931
       6.2079         6.2704        5.9891         6.0748            8.2079        8.2704        7.9891         8.0748
       6.2145         6.2587        5.9713         6.0564            8.2145        8.2587        7.9713         8.0564
       6.2212         6.2469        5.9536         6.0381            8.2212        8.2469        7.9536         8.0381
       6.1915         6.2353        5.9355         6.0195            8.1915        8.2353        7.9355         8.0195
       6.1619         6.2237        5.9175         6.0008            8.1619        8.2237        7.9175         8.0008
       6.1322         6.2122        5.8994         5.9821            8.1322        8.2122        7.8994         7.9821
       6.1395         6.2003         5.881         5.9631            8.1395        8.2003         7.881         7.9631
       6.1467         6.1885        5.8626         5.9441            8.1467        8.1885        7.8626         7.9441
       6.1539         6.1766        5.8442         5.9251            8.1539        8.1766        7.8442         7.9251
       6.1238         6.1646        5.8255         5.9058            8.1238        8.1646        7.8255         7.9058
       6.0936         6.1526        5.8068         5.8865            8.0936        8.1526        7.8068         7.8865
       6.0634         6.1406        5.7881         5.8672            8.0634        8.1406        7.7881         7.8672
       6.0699          6.129         5.769         5.8475            8.0699         8.129         7.769         7.8475
       6.0764         6.1174          5.75         5.8279            8.0764        8.1174          7.75         7.8279
       6.0829         6.1058        5.7309         5.8082            8.0829        8.1058        7.7309         7.8082
       6.0536         6.0944        5.7115         5.7883            8.0536        8.0944        7.7115         7.7883
       6.0244          6.083        5.6921         5.7683            8.0244         8.083        7.6921         7.7683
       5.9951         6.0716        5.6728         5.7483            7.9951        8.0716        7.6728         7.7483
       6.0017          6.061        5.6531         5.7281            8.0017         8.061        7.6531         7.7281
       6.0083         6.0503        5.6334         5.7079            8.0083        8.0503        7.6334         7.7079
       6.0149         6.0397        5.6137         5.6876            8.0149        8.0397        7.6137         7.6876
       5.9877         6.0288        5.5938         5.6672            7.9877        8.0288        7.5938         7.6672
       5.9604          6.018        5.5738         5.6467            7.9604         8.018        7.5738         7.6467
       5.9331         6.0072        5.5539         5.6262            7.9331        8.0072        7.5539         7.6262
       5.9389         5.9969        5.5337         5.6054            7.9389        7.9969        7.5337         7.6054
       5.9448         5.9866        5.5135         5.5847            7.9448        7.9866        7.5135         7.5847

       5.9507         5.9763        5.4932          5.564            7.9507        7.9763        7.4932          7.564
       5.9247         5.9661        5.4728          5.543            7.9247        7.9661        7.4728          7.543
       5.8987         5.9559        5.4524         5.5221            7.8987        7.9559        7.4524         7.5221
       5.8726         5.9456        5.4319         5.5011            7.8726        7.9456        7.4319         7.5011
       5.8782         5.9362        5.4113           5.48            7.8782        7.9362        7.4113           7.48
       5.8838         5.9267        5.3906         5.4588            7.8838        7.9267        7.3906         7.4588
       5.8894         5.9173        5.3699         5.4377            7.8894        7.9173        7.3699         7.4377
       5.8655         5.9077        5.3491         5.4164            7.8655        7.9077        7.3491         7.4164
       5.8415         5.8981        5.3282          5.395            7.8415        7.8981        7.3282          7.395
       5.8175         5.8885        5.3074         5.3737            7.8175        7.8885        7.3074         7.3737
       5.8225         5.8793        5.2864         5.3522            7.8225        7.8793        7.2864         7.3522
       5.8275         5.8701        5.2653         5.3307            7.8275        7.8701        7.2653         7.3307
       5.8325         5.8609        5.2443         5.3092            7.8325        7.8609        7.2443         7.3092
       5.8095         5.8519        5.2231         5.2875            7.8095        7.8519        7.2231         7.2875
       5.7865         5.8429        5.2019         5.2659            7.7865        7.8429        7.2019         7.2659
       5.7634         5.8339        5.1807         5.2442            7.7634        7.8339        7.1807         7.2442
       5.7684         5.8256        5.1593         5.2224            7.7684        7.8256        7.1593         7.2224
       5.7734         5.8173        5.1379         5.2007            7.7734        7.8173        7.1379         7.2007
       5.7784          5.809        5.1166         5.1789            7.7784         7.809        7.1166         7.1789
       5.7573         5.8006        5.0951          5.157            7.7573        7.8006        7.0951          7.157
       5.7362         5.7922        5.0736         5.1352            7.7362        7.7922        7.0736         7.1352
       5.7151         5.7838        5.0522         5.1133            7.7151        7.7838        7.0522         7.1133
       5.7195         5.7758        5.0306         5.0914            7.7195        7.7758        7.0306         7.0914
       5.7239         5.7679        5.0091         5.0695            7.7239        7.7679        7.0091         7.0695
       5.7283         5.7599        4.9875         5.0475            7.7283        7.7599        6.9875         7.0475
       5.7083         5.7521        4.9659         5.0255            7.7083        7.7521        6.9659         7.0255
       5.6882         5.7443        4.9443         5.0035            7.6882        7.7443        6.9443         7.0035
       5.6682         5.7365        4.9227         4.9815            7.6682        7.7365        6.9227         6.9815
       5.6725         5.7293         4.901         4.9595            7.6725        7.7293         6.901         6.9595
       5.6769         5.7222        4.8793         4.9374            7.6769        7.7222        6.8793         6.9374
       5.6812         5.7151        4.8576         4.9153            7.6812        7.7151        6.8576         6.9153
        5.663         5.7079        4.8358         4.8932             7.663        7.7079        6.8358         6.8932
       5.6448         5.7007        4.8141         4.8711            7.6448        7.7007        6.8141         6.8711
       5.6267         5.6934        4.7923         4.8491            7.6267        7.6934        6.7923         6.8491
       5.6304         5.6867        4.7705         4.8269            7.6304        7.6867        6.7705         6.8269
       5.6342         5.6799        4.7488         4.8048            7.6342        7.6799        6.7488         6.8048
        5.638         5.6731         4.727         4.7827             7.638        7.6731         6.727         6.7827
       5.6209         5.6665        4.7052         4.7606            7.6209        7.6665        6.7052         6.7606
       5.6039         5.6599        4.6834         4.7385            7.6039        7.6599        6.6834         6.7385
       5.5868         5.6533        4.6616         4.7163            7.5868        7.6533        6.6616         6.7163
       5.5918         5.6452        4.6398         4.6942            7.5918        7.6452        6.6398         6.6942
       5.5969         5.6372        4.6179         4.6721            7.5969        7.6372        6.6179         6.6721
       5.6019         5.6291        4.5961           4.65            7.6019        7.6291        6.5961           6.65
       5.5812         5.6209        4.5743         4.6279            7.5812        7.6209        6.5743         6.6279
       5.5605         5.6128        4.5525         4.6058            7.5605        7.6128        6.5525         6.6058
       5.5399         5.6046        4.5307         4.5837            7.5399        7.6046        6.5307         6.5837
       5.5457         5.5946        4.5089         4.5617            7.5457        7.5946        6.5089         6.5617
       5.5515         5.5847        4.4872         4.5396            7.5515        7.5847        6.4872         6.5396
       5.5573         5.5748        4.4654         4.5175            7.5573        7.5748        6.4654         6.5175
       5.5321         5.5649        4.4436         4.4955            7.5321        7.5649        6.4436         6.4955
       5.5068          5.555        4.4219         4.4735            7.5068         7.555        6.4219         6.4735
       5.4816         5.5451        4.4001         4.4515            7.4816        7.5451        6.4001         6.4515

       5.4871         5.5358        4.3784         4.4296            7.4871        7.5358        6.3784         6.4296
       5.4926         5.5266        4.3567         4.4076            7.4926        7.5266        6.3567         6.4076
       5.4981         5.5173         4.335         4.3857            7.4981        7.5173         6.335         6.3857
       5.4746         5.5079        4.3134         4.3638            7.4746        7.5079        6.3134         6.3638
       5.4511         5.4985        4.2918         4.3419            7.4511        7.4985        6.2918         6.3419
       5.4276         5.4891        4.2701           4.32            7.4276        7.4891        6.2701           6.32
       5.4325           5.48        4.2486         4.2983            7.4325          7.48        6.2486         6.2983
       5.4375         5.4709         4.227         4.2765            7.4375        7.4709         6.227         6.2765
       5.4424         5.4619        4.2054         4.2547            7.4424        7.4619        6.2054         6.2547
       5.4196         5.4529        4.1839          4.233            7.4196        7.4529        6.1839          6.233
       5.3968          5.444        4.1625         4.2113            7.3968         7.444        6.1625         6.2113
       5.3739         5.4351         4.141         4.1896            7.3739        7.4351         6.141         6.1896
        5.379         5.4268        4.1196          4.168             7.379        7.4268        6.1196          6.168
        5.384         5.4185        4.0982         4.1464             7.384        7.4185        6.0982         6.1464
        5.389         5.4101        4.0768         4.1248             7.389        7.4101        6.0768         6.1248
       5.3678         5.4017        4.0555         4.1034            7.3678        7.4017        6.0555         6.1034
       5.3466         5.3933        4.0342         4.0819            7.3466        7.3933        6.0342         6.0819
       5.3254         5.3848         4.013         4.0604            7.3254        7.3848         6.013         6.0604
       5.3299         5.3767        3.9918         4.0391            7.3299        7.3767        5.9918         6.0391
       5.3344         5.3686        3.9706         4.0177            7.3344        7.3686        5.9706         6.0177
       5.3389         5.3604        3.9495         3.9964            7.3389        7.3604        5.9495         5.9964
       5.3184         5.3525        3.9284         3.9752            7.3184        7.3525        5.9284         5.9752
       5.2979         5.3445        3.9074          3.954            7.2979        7.3445        5.9074          5.954
       5.2774         5.3365        3.8863         3.9327            7.2774        7.3365        5.8863         5.9327
       5.2819         5.3292        3.8654         3.9117            7.2819        7.3292        5.8654         5.9117
       5.2865         5.3218        3.8445         3.8906            7.2865        7.3218        5.8445         5.8906
        5.291         5.3144        3.8236         3.8695             7.291        7.3144        5.8236         5.8695
       5.2721         5.3069        3.8028         3.8486            7.2721        7.3069        5.8028         5.8486
       5.2532         5.2994        3.7821         3.8276            7.2532        7.2994        5.7821         5.8276
       5.2343         5.2919        3.7613         3.8067            7.2343        7.2919        5.7613         5.8067
       5.2383         5.2847        3.7407         3.7859            7.2383        7.2847        5.7407         5.7859
       5.2424         5.2776          3.72         3.7652            7.2424        7.2776          5.72         5.7652
       5.2464         5.2704        3.6994         3.7444            7.2464        7.2704        5.6994         5.7444
       5.2283         5.2634        3.6789         3.7238            7.2283        7.2634        5.6789         5.7238
       5.2102         5.2564        3.6584         3.7032            7.2102        7.2564        5.6584         5.7032
        5.192         5.2494        3.6379         3.6826             7.192        7.2494        5.6379         5.6826
       5.1961         5.2429        3.6176         3.6622            7.1961        7.2429        5.6176         5.6622
       5.2001         5.2365        3.5973         3.6418            7.2001        7.2365        5.5973         5.6418
       5.2041           5.23         3.577         3.6213            7.2041          7.23         5.577         5.6213
       5.1875         5.2234        3.5568         3.6019            7.1875        7.2234        5.5568         5.6019
       5.1709         5.2169        3.5367         3.5825            7.1709        7.2169        5.5367         5.5825
       5.1543         5.2103        3.5166         3.5631            7.1543        7.2103        5.5166         5.5631
       5.1578         5.2042        3.4967         3.5484            7.1578        7.2042        5.4967         5.5484
       5.1613          5.198        3.4767         3.5337            7.1613         7.198        5.4767         5.5337
       5.1648         5.1919        3.4568         3.5189            7.1648        7.1919        5.4568         5.5189
       5.1493         5.1858        3.4386         3.5093            7.1493        7.1858        5.4386         5.5093
       5.1337         5.1797        3.4205         3.4997            7.1337        7.1797        5.4205         5.4997
       5.1181         5.1736        3.4023           3.49            7.1181        7.1736        5.4023           5.49
       5.1223         5.1668        3.3932         3.4854            7.1223        7.1668        5.3932         5.4854
       5.1264           5.16        3.3841         3.4808            7.1264          7.16        5.3841         5.4808
       5.1305         5.1531        3.3751         3.4762            7.1305        7.1531        5.3751         5.4762
       5.1131         5.1462        3.3742         3.4758            7.1131        7.1462        5.3742         5.4758

       5.0957         5.1392        3.3734         3.4753            7.0957        7.1392        5.3734         5.4753
       5.0782         5.1323        3.3725         3.4749            7.0782        7.1323        5.3725         5.4749
       5.0829          5.124        3.3725         3.4749            7.0829         7.124        5.3725         5.4749
       5.0875         5.1158        3.3725         3.4749            7.0875        7.1158        5.3725         5.4749
       5.0922         5.1075        3.3725         3.4749            7.0922        7.1075        5.3725         5.4749
       5.0713         5.0994        3.3725         3.4749            7.0713        7.0994        5.3725         5.4749
       5.0505         5.0913        3.3725         3.4749            7.0505        7.0913        5.3725         5.4749
       5.0296         5.0831        3.3725         3.4749            7.0296        7.0831        5.3725         5.4749
       5.0344         5.0753        3.3725         3.4749            7.0344        7.0753        5.3725         5.4749
       5.0392         5.0674        3.3725         3.4749            7.0392        7.0674        5.3725         5.4749
       5.0439         5.0595        3.3725         3.4749            7.0439        7.0595        5.3725         5.4749
       5.0238         5.0515        3.3725         3.4749            7.0238        7.0515        5.3725         5.4749
       5.0037         5.0435        3.3725         3.4749            7.0037        7.0435        5.3725         5.4749
       4.9835         5.0355        3.3725         3.4749            6.9835        7.0355        5.3725         5.4749

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSRPM 2003-1
Class B-2 break-even analysis

                          Cum loss trigger in Feb 2006

15 cpr          Peak CDR *                                    4.0
                WAL                                          15.92
                Principal Writedown                  2,240,923.17 (58.10%)
                Total Collat Loss                   41,441,080.76 (16.12%)

20 cpr          Peak CDR *                                    4.4
                WAL                                          4.41
                Principal Writedown                  1,387,596.24 (35.98%)
                Total Collat Loss                   34,912,683.45 (13.58%)

25 cpr          Peak CDR *                                    4.8
                WAL                                          4.21
                Principal Writedown                  1,124,805.78 (29.16%)
                Total Collat Loss                   29,997,377.12 (11.67%)

* CDR starts at 0 for 6 months, ramping to final value in month 9 Forward curves as of Jan 8, 2003 100% Severity

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRPM 2003-1
Class B-2 break-even analysis

                                                  First dollar of loss                  0% return
                                                  --------------------                  ---------
15 cpr          Peak CDR *                                3.4                              4.4
                WAL                                      12.43                             0.00
                Principal Writedown                   0.00 (0.00%)                3,857,000.00 (100.00%)
                Total Collat Loss                36,028,907.99 (14.01%)           44,914,463.68 (17.47%)

20 cpr          Peak CDR *                                3.5                              4.5
                WAL                                       6.54                             4.01
                Principal Writedown                   0.00 (0.00%)                2,483,194.10 (64.38%)
                Total Collat Loss                28,534,157.04 (11.10%)           35,600,204.43 (13.84%)

* CDR starts at 0 for 6 months, ramping to final value in month 9 Forward curves as of Jan 8, 2003 100% Severity

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - M1

                25 CPR              25 CPR           25 CPR              25 CPR
                No delinq trigger   Delinq trigger   No delinq trigger   Delinq trigger
                Call                Call             No Call             No Call
WAL                          5.04             7.49                5.46            7.99

LIBOR_1MO                   1.375            1.375               1.375           1.375
LIBOR_6MO                    1.39             1.39                1.39            1.39
CMT_6MO                      1.25             1.25                1.25            1.25
CMT_1YR                      1.44             1.44                1.44            1.44

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.1897  1.2343  1.3600  1.6933  2.9472  3.9782  4.9185

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3787  1.3800  1.3900  2.0084  2.5638  3.3835  4.4157  4.9508

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - B1

                25 CPR              25 CPR           25 CPR              25 CPR
                No delinq trigger   Delinq trigger   No delinq trigger   Delinq trigger
                Call                Call             No Call             No Call
WAL                          5.03             7.49                5.39             9.19

LIBOR_1MO                   1.375            1.375               1.375            1.375
LIBOR_6MO                    1.39             1.39                1.39             1.39
CMT_6MO                      1.25             1.25                1.25             1.25
CMT_1YR                      1.44             1.44                1.44             1.44

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.1897  1.2343  1.3600  1.6933  2.9472  3.9782  4.9185

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3787  1.3800  1.3900  2.0084  2.5638  3.3835  4.4157  4.9508

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CashflowsA3

Period          Date        Principal      Interest       Cash Flow         Balance  Begin Notional Balance  End Notional Balance
Total                  116,356,000.00  6,161,407.70  122,517,407.70
        0   29-Jan-03               0             0               0  116,356,000.00                       0        116,356,000.00
        1   25-Feb-03    3,152,821.36    163,625.63    3,316,446.98  113,203,178.64          116,356,000.00        113,203,178.64
        2   25-Mar-03    3,076,580.87    165,087.97    3,241,668.84  110,126,597.77          113,203,178.64        110,126,597.77
        3   25-Apr-03    3,001,993.81    177,808.57    3,179,802.38  107,124,603.96          110,126,597.77        107,124,603.96
        4   25-May-03    2,929,173.86    167,382.19    3,096,556.05  104,195,430.10          107,124,603.96        104,195,430.10
        5   25-Jun-03    2,861,087.25    168,232.20    3,029,319.46  101,334,342.85          104,195,430.10        101,334,342.85
        6   25-Jul-03    2,791,620.85    158,334.91    2,949,955.76   98,542,722.00          101,334,342.85         98,542,722.00
        7   25-Aug-03    2,724,201.34    159,105.44    2,883,306.78   95,818,520.66           98,542,722.00         95,818,520.66
        8   25-Sep-03    2,659,735.80    154,706.99    2,814,442.78   93,158,784.87           95,818,520.66         93,158,784.87
        9   25-Oct-03    2,595,279.59    145,560.60    2,740,840.19   90,563,505.28           93,158,784.87         90,563,505.28
       10   25-Nov-03    2,532,160.34    146,222.33    2,678,382.66   88,031,344.94           90,563,505.28         88,031,344.94
       11   25-Dec-03    2,471,423.48    137,548.98    2,608,972.46   85,559,921.47           88,031,344.94         85,559,921.47
       12   25-Jan-04    2,411,272.42    138,143.62    2,549,416.04   83,148,649.05           85,559,921.47         83,148,649.05
       13   25-Feb-04    2,352,573.32    134,250.42    2,486,823.74   80,796,075.73           83,148,649.05         80,796,075.73
       14   25-Mar-04    2,295,293.64    122,035.74    2,417,329.38   78,500,782.09           80,796,075.73         78,500,782.09
       15   25-Apr-04    2,239,407.71    126,746.05    2,366,153.77   76,261,374.37           78,500,782.09         76,261,374.37
       16   25-May-04    2,184,857.94    119,158.40    2,304,016.34   74,076,516.44           76,261,374.37         74,076,516.44
       17   25-Jun-04    2,131,625.65    119,602.71    2,251,228.36   71,944,890.79           74,076,516.44         71,944,890.79
       18   25-Jul-04    2,079,730.15    112,413.89    2,192,144.05   69,865,160.63           71,944,890.79         69,865,160.63
       19   25-Aug-04    2,029,161.04    112,803.12    2,141,964.17   67,835,999.59           69,865,160.63         67,835,999.59
       20   25-Sep-04    1,979,686.15    109,526.87    2,089,213.03   65,856,313.44           67,835,999.59         65,856,313.44
       21   25-Oct-04    1,931,406.93    102,900.49    2,034,307.42   63,924,906.51           65,856,313.44         63,924,906.51
       22   25-Nov-04    1,884,294.65    103,212.09    1,987,506.74   62,040,611.85           63,924,906.51         62,040,611.85
       23   25-Dec-04    1,838,321.28     96,938.46    1,935,259.73   60,202,290.58           62,040,611.85         60,202,290.58
       24   25-Jan-05    1,793,459.43     97,201.61    1,890,661.05   58,408,831.15           60,202,290.58         58,408,831.15
       25   25-Feb-05    1,749,698.29     94,305.93    1,844,004.21   56,659,132.86           58,408,831.15         56,659,132.86
       26   25-Mar-05    1,706,979.22     82,627.90    1,789,607.12   54,952,153.64           56,659,132.86         54,952,153.64
       27   25-Apr-05    1,665,293.47     88,724.83    1,754,018.31   53,286,860.17           54,952,153.64         53,286,860.17
       28   25-May-05    1,624,616.20     83,260.72    1,707,876.92   51,662,243.96           53,286,860.17         51,662,243.96
       29   25-Jun-05    1,584,923.16     83,413.00    1,668,336.16   50,077,320.81           51,662,243.96         50,077,320.81
       30   25-Jul-05    1,546,190.67     78,245.81    1,624,436.49   48,531,130.13           50,077,320.81         48,531,130.13
       31   25-Aug-05    1,508,395.65     78,357.55    1,586,753.21   47,022,734.48           48,531,130.13         47,022,734.48
       32   25-Sep-05    1,471,515.54     75,922.12    1,547,437.66   45,551,218.94           47,022,734.48         45,551,218.94
       33   25-Oct-05    1,435,528.34     71,173.78    1,506,702.12   44,115,690.60           45,551,218.94         44,115,690.60
       34   25-Nov-05    1,400,412.56     71,228.46    1,471,641.02   42,715,278.04           44,115,690.60         42,715,278.04
       35   25-Dec-05    1,366,147.24     66,742.62    1,432,889.86   41,349,130.81           42,715,278.04         41,349,130.81
       36   25-Jan-06    1,332,711.92     66,761.62    1,399,473.54   40,016,418.89           41,349,130.81         40,016,418.89
       37   25-Feb-06               0     64,609.84       64,609.84   40,016,418.89           40,016,418.89         40,016,418.89
       38   25-Mar-06               0     58,357.28       58,357.28   40,016,418.89           40,016,418.89         40,016,418.89
       39   25-Apr-06      791,682.26     64,609.84      856,292.11   39,224,736.63           40,016,418.89         39,224,736.63
       40   25-May-06      977,571.38     61,288.65    1,038,860.03   38,247,165.24           39,224,736.63         38,247,165.24
       41   25-Jun-06      953,615.20     61,753.24    1,015,368.44   37,293,550.04           38,247,165.24         37,293,550.04
       42   25-Jul-06      930,239.88     58,271.17      988,511.05   36,363,310.16           37,293,550.04         36,363,310.16

Period          Date   Princ Writedown    Accrued Interest  Interest Shortfall    Accum Interest Shortfall     Coupon
Total                                0        6,161,407.70                   0
        0   29-Jan-03                0                   0                   0                           0          0
        1   25-Feb-03                0          163,625.63                   0                           0      1.875
        2   25-Mar-03                0          165,087.97                   0                           0      1.875
        3   25-Apr-03                0          177,808.57                   0                           0      1.875
        4   25-May-03                0          167,382.19                   0                           0      1.875
        5   25-Jun-03                0          168,232.20                   0                           0      1.875
        6   25-Jul-03                0          158,334.91                   0                           0      1.875
        7   25-Aug-03                0          159,105.44                   0                           0      1.875
        8   25-Sep-03                0          154,706.99                   0                           0      1.875
        9   25-Oct-03                0          145,560.60                   0                           0      1.875
       10   25-Nov-03                0          146,222.33                   0                           0      1.875
       11   25-Dec-03                0          137,548.98                   0                           0      1.875
       12   25-Jan-04                0          138,143.62                   0                           0      1.875
       13   25-Feb-04                0          134,250.42                   0                           0      1.875
       14   25-Mar-04                0          122,035.74                   0                           0      1.875
       15   25-Apr-04                0          126,746.05                   0                           0      1.875
       16   25-May-04                0          119,158.40                   0                           0      1.875
       17   25-Jun-04                0          119,602.71                   0                           0      1.875
       18   25-Jul-04                0          112,413.89                   0                           0      1.875
       19   25-Aug-04                0          112,803.12                   0                           0      1.875
       20   25-Sep-04                0          109,526.87                   0                           0      1.875
       21   25-Oct-04                0          102,900.49                   0                           0      1.875
       22   25-Nov-04                0          103,212.09                   0                           0      1.875
       23   25-Dec-04                0           96,938.46                   0                           0      1.875
       24   25-Jan-05                0           97,201.61                   0                           0      1.875
       25   25-Feb-05                0           94,305.93                   0                           0      1.875
       26   25-Mar-05                0           82,627.90                   0                           0      1.875
       27   25-Apr-05                0           88,724.83                   0                           0      1.875
       28   25-May-05                0           83,260.72                   0                           0      1.875
       29   25-Jun-05                0           83,413.00                   0                           0      1.875
       30   25-Jul-05                0           78,245.81                   0                           0      1.875
       31   25-Aug-05                0           78,357.55                   0                           0      1.875
       32   25-Sep-05                0           75,922.12                   0                           0      1.875
       33   25-Oct-05                0           71,173.78                   0                           0      1.875
       34   25-Nov-05                0           71,228.46                   0                           0      1.875
       35   25-Dec-05                0           66,742.62                   0                           0      1.875
       36   25-Jan-06                0           66,761.62                   0                           0      1.875
       37   25-Feb-06                0           64,609.84                   0                           0      1.875
       38   25-Mar-06                0           58,357.28                   0                           0      1.875
       39   25-Apr-06                0           64,609.84                   0                           0      1.875
       40   25-May-06                0           61,288.65                   0                           0      1.875
       41   25-Jun-06                0           61,753.24                   0                           0      1.875
       42   25-Jul-06                0           58,271.17                   0                           0      1.875

       43   25-Aug-06      907,431.44     58,711.59      966,143.03   35,455,878.72           36,363,310.16         35,455,878.72
       44   25-Sep-06      885,176.21     57,246.47      942,422.68   34,570,702.51           35,455,878.72         34,570,702.51
       45   25-Oct-06      863,460.89     54,016.72      917,477.61   33,707,241.62           34,570,702.51         33,707,241.62
       46   25-Nov-06      842,272.45     54,423.15      896,695.60   32,864,969.17           33,707,241.62         32,864,969.17
       47   25-Dec-06      821,598.22     51,351.51      872,949.73   32,043,370.95           32,864,969.17         32,043,370.95
       48   25-Jan-07      801,425.79     51,736.69      853,162.48   31,241,945.16           32,043,370.95         31,241,945.16
       49   25-Feb-07      781,743.08     50,442.72      832,185.81   30,460,202.08           31,241,945.16         30,460,202.08
       50   25-Mar-07      762,538.29     44,421.13      806,959.42   29,697,663.79           30,460,202.08         29,697,663.79
       51   25-Apr-07      743,799.90     47,949.35      791,749.25   28,953,863.89           29,697,663.79         28,953,863.89
       52   25-May-07      725,516.66     45,240.41      770,757.07   28,228,347.24           28,953,863.89         28,228,347.24
       53   25-Jun-07      707,677.60     45,577.02      753,254.62   27,520,669.64           28,228,347.24         27,520,669.64
       54   25-Jul-07      690,272.01     43,001.05      733,273.06   26,830,397.63           27,520,669.64         26,830,397.63
       55   25-Aug-07      673,289.44     43,319.91      716,609.36   26,157,108.19           26,830,397.63         26,157,108.19
       56   25-Sep-07      656,719.69     42,232.83      698,952.52   25,500,388.49           26,157,108.19         25,500,388.49
       57   25-Oct-07      640,552.80     39,844.36      680,397.16   24,859,835.69           25,500,388.49         24,859,835.69
       58   25-Nov-07      624,779.05     40,138.28      664,917.33   24,235,056.64           24,859,835.69         24,235,056.64
       59   25-Dec-07      609,388.96     37,867.28      647,256.24   23,625,667.68           24,235,056.64         23,625,667.68
       60   25-Jan-08      594,373.27     38,145.61      632,518.88   23,031,294.41           23,625,667.68         23,031,294.41
       61   25-Feb-08      579,722.94     37,185.94      616,908.88   22,451,571.48           23,031,294.41         22,451,571.48
       62   25-Mar-08      565,429.15     33,911.23      599,340.38   21,886,142.32           22,451,571.48         21,886,142.32
       63   25-Apr-08      551,483.31     35,337.00      586,820.31   21,334,659.02           21,886,142.32         21,334,659.02
       64   25-May-08      537,877.00     33,335.40      571,212.41   20,796,782.02           21,334,659.02         20,796,782.02
       65   25-Jun-08      524,602.03     33,578.14      558,180.17   20,272,179.98           20,796,782.02         20,272,179.98
       66   25-Jul-08      511,650.41     31,675.28      543,325.69   19,760,529.58           20,272,179.98         19,760,529.58
       67   25-Aug-08      499,014.31     31,905.02      530,919.33   19,261,515.26           19,760,529.58         19,261,515.26
       68   25-Sep-08      486,686.12     31,099.32      517,785.44   18,774,829.14           19,261,515.26         18,774,829.14
       69   25-Oct-08      474,658.40     29,335.67      503,994.07   18,300,170.74           18,774,829.14         18,300,170.74
       70   25-Nov-08      513,412.40     29,547.15      542,959.55   17,786,758.34           18,300,170.74         17,786,758.34
       71   25-Dec-08      450,128.46     27,791.81      477,920.27   17,336,629.88           17,786,758.34         17,336,629.88
       72   25-Jan-09      438,993.98     27,991.43      466,985.41   16,897,635.90           17,336,629.88         16,897,635.90
       73   25-Feb-09      428,131.08     27,282.64      455,413.73   16,469,504.82           16,897,635.90         16,469,504.82
       74   25-Mar-09      417,533.21     24,018.03      441,551.24   16,051,971.61           16,469,504.82         16,051,971.61
       75   25-Apr-09      407,193.95     25,917.25      433,111.20   15,644,777.65           16,051,971.61         15,644,777.65
       76   25-May-09      397,107.05     24,444.97      421,552.02   15,247,670.60           15,644,777.65         15,247,670.60
       77   25-Jun-09      387,266.41     24,618.63      411,885.05   14,860,404.19           15,247,670.60         14,860,404.19
       78   25-Jul-09      377,666.07     23,219.38      400,885.45   14,482,738.12           14,860,404.19         14,482,738.12
       79   25-Aug-09      368,300.22     23,383.59      391,683.80   14,114,437.90           14,482,738.12         14,114,437.90
       80   25-Sep-09      541,326.25     22,788.94      564,115.18   13,573,111.65           14,114,437.90         13,573,111.65
       81   25-Oct-09      508,777.90     21,207.99      529,985.88   13,064,333.76           13,573,111.65         13,064,333.76
       82   25-Nov-09      332,304.71     21,093.46      353,398.17   12,732,029.05           13,064,333.76         12,732,029.05
       83   25-Dec-09      324,062.68     19,893.80      343,956.48   12,407,966.37           12,732,029.05         12,407,966.37
       84   25-Jan-10      316,021.97     20,033.70      336,055.66   12,091,944.40           12,407,966.37         12,091,944.40
       85   25-Feb-10      308,177.70     19,523.45      327,701.16   11,783,766.69           12,091,944.40         11,783,766.69
       86   25-Mar-10      300,525.14     17,184.66      317,709.80   11,483,241.56           11,783,766.69         11,483,241.56
       87   25-Apr-10      293,059.63     18,540.65      311,600.28   11,190,181.93           11,483,241.56         11,190,181.93
       88   25-May-10      285,776.65     17,484.66      303,261.31   10,904,405.28           11,190,181.93         10,904,405.28
       89   25-Jun-10      278,671.78     17,606.07      296,277.85   10,625,733.50           10,904,405.28         10,625,733.50
       90   25-Jul-10   10,625,733.50     16,602.71   10,642,336.21               0           10,625,733.50                     0

       43   25-Aug-06                0           58,711.59                   0                           0      1.875
       44   25-Sep-06                0           57,246.47                   0                           0      1.875
       45   25-Oct-06                0           54,016.72                   0                           0      1.875
       46   25-Nov-06                0           54,423.15                   0                           0      1.875
       47   25-Dec-06                0           51,351.51                   0                           0      1.875
       48   25-Jan-07                0           51,736.69                   0                           0      1.875
       49   25-Feb-07                0           50,442.72                   0                           0      1.875
       50   25-Mar-07                0           44,421.13                   0                           0      1.875
       51   25-Apr-07                0           47,949.35                   0                           0      1.875
       52   25-May-07                0           45,240.41                   0                           0      1.875
       53   25-Jun-07                0           45,577.02                   0                           0      1.875
       54   25-Jul-07                0           43,001.05                   0                           0      1.875
       55   25-Aug-07                0           43,319.91                   0                           0      1.875
       56   25-Sep-07                0           42,232.83                   0                           0      1.875
       57   25-Oct-07                0           39,844.36                   0                           0      1.875
       58   25-Nov-07                0           40,138.28                   0                           0      1.875
       59   25-Dec-07                0           37,867.28                   0                           0      1.875
       60   25-Jan-08                0           38,145.61                   0                           0      1.875
       61   25-Feb-08                0           37,185.94                   0                           0      1.875
       62   25-Mar-08                0           33,911.23                   0                           0      1.875
       63   25-Apr-08                0           35,337.00                   0                           0      1.875
       64   25-May-08                0           33,335.40                   0                           0      1.875
       65   25-Jun-08                0           33,578.14                   0                           0      1.875
       66   25-Jul-08                0           31,675.28                   0                           0      1.875
       67   25-Aug-08                0           31,905.02                   0                           0      1.875
       68   25-Sep-08                0           31,099.32                   0                           0      1.875
       69   25-Oct-08                0           29,335.67                   0                           0      1.875
       70   25-Nov-08                0           29,547.15                   0                           0      1.875
       71   25-Dec-08                0           27,791.81                   0                           0      1.875
       72   25-Jan-09                0           27,991.43                   0                           0      1.875
       73   25-Feb-09                0           27,282.64                   0                           0      1.875
       74   25-Mar-09                0           24,018.03                   0                           0      1.875
       75   25-Apr-09                0           25,917.25                   0                           0      1.875
       76   25-May-09                0           24,444.97                   0                           0      1.875
       77   25-Jun-09                0           24,618.63                   0                           0      1.875
       78   25-Jul-09                0           23,219.38                   0                           0      1.875
       79   25-Aug-09                0           23,383.59                   0                           0      1.875
       80   25-Sep-09                0           22,788.94                   0                           0      1.875
       81   25-Oct-09                0           21,207.99                   0                           0      1.875
       82   25-Nov-09                0           21,093.46                   0                           0      1.875
       83   25-Dec-09                0           19,893.80                   0                           0      1.875
       84   25-Jan-10                0           20,033.70                   0                           0      1.875
       85   25-Feb-10                0           19,523.45                   0                           0      1.875
       86   25-Mar-10                0           17,184.66                   0                           0      1.875
       87   25-Apr-10                0           18,540.65                   0                           0      1.875
       88   25-May-10                0           17,484.66                   0                           0      1.875
       89   25-Jun-10                0           17,606.07                   0                           0      1.875
       90   25-Jul-10                0           16,602.71                   0                           0      1.875

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CF -

25 CPR, ARM COLLATERAL ONLY

Period         Date         WAC cap for Class A        WAC cap for Class M and B
Total

         0   29-Jan-03
         1   25-Feb-03                   9.491%                           9.671%
         2   25-Mar-03                   9.152%                           9.332%
         3   25-Apr-03                   8.279%                           8.459%
         4   27-May-03                   8.152%                           8.332%
         5   25-Jun-03                  10.721%                          10.901%
         6   25-Jul-03                  10.360%                          10.540%
         7   25-Aug-03                  10.129%                          10.309%
         8   25-Sep-03                  10.333%                          10.513%
         9   27-Oct-03                  10.053%                          10.233%
        10   25-Nov-03                  11.292%                          11.472%
        11   26-Dec-03                  11.313%                          11.493%
        12   26-Jan-04                  11.314%                          11.494%
        13   25-Feb-04                  11.701%                          11.881%
        14   25-Mar-04                  12.138%                          12.318%
        15   26-Apr-04                  11.021%                          11.201%
        16   25-May-04                  12.361%                          12.541%
        17   25-Jun-04                  12.314%                          12.494%
        18   26-Jul-04                  12.324%                          12.504%
        19   25-Aug-04                  12.851%                          13.031%
        20   27-Sep-04                  11.858%                          12.038%
        21   25-Oct-04                  14.018%                          14.198%
        22   26-Nov-04                  12.408%                          12.588%
        23   27-Dec-04                  13.576%                          13.756%
        24   25-Jan-05                  14.535%                          14.715%
        25   25-Feb-05                  13.589%                          13.769%
        26   25-Mar-05                  15.076%                          15.256%
        27   25-Apr-05                  13.600%                          13.780%
        28   25-May-05                  14.180%                          14.360%
        29   27-Jun-05                  13.322%                          13.502%
        30   25-Jul-05                  15.743%                          15.923%
        31   25-Aug-05                  14.307%                          14.487%
        32   26-Sep-05                  14.033%                          14.213%
        33   25-Oct-05                  15.504%                          15.684%
        34   25-Nov-05                  14.492%                          14.672%
        35   27-Dec-05                  14.141%                          14.321%
        36   25-Jan-06                  15.623%                          15.803%
        37   27-Feb-06                  13.708%                          13.888%
        38   27-Mar-06                  16.189%                          16.369%
        39   25-Apr-06                  15.625%                          15.805%

        40   25-May-06                  15.099%                          15.279%
        41   26-Jun-06                  14.236%                          14.416%
        42   25-Jul-06                  15.728%                          15.908%
        43   25-Aug-06                  14.769%                          14.949%
        44   25-Sep-06                  14.916%                          15.096%
        45   25-Oct-06                  15.419%                          15.599%
        46   27-Nov-06                  14.001%                          14.181%
        47   26-Dec-06                  15.958%                          16.138%
        48   25-Jan-07                  15.420%                          15.600%
        49   26-Feb-07                  14.446%                          14.626%
        50   26-Mar-07                  16.536%                          16.716%
        51   25-Apr-07                  15.422%                          15.602%
        52   25-May-07                  15.422%                          15.602%
        53   25-Jun-07                  14.919%                          15.099%
        54   25-Jul-07                  15.423%                          15.603%
        55   27-Aug-07                  14.014%                          14.194%
        56   25-Sep-07                  15.972%                          16.152%
        57   25-Oct-07                  15.434%                          15.614%
        58   26-Nov-07                  14.459%                          14.639%
        59   26-Dec-07                  15.435%                          15.615%
        60   25-Jan-08                  15.436%                          15.616%
        61   25-Feb-08                  14.932%                          15.112%
        62   25-Mar-08                  15.975%                          16.155%
        63   25-Apr-08                  14.933%                          15.113%
        64   27-May-08                  14.461%                          14.641%
        65   25-Jun-08                  15.976%                          16.156%
        66   25-Jul-08                  15.438%                          15.618%
        67   25-Aug-08                  14.935%                          15.115%
        68   25-Sep-08                  14.935%                          15.115%
        69   27-Oct-08                  14.463%                          14.643%
        70   25-Nov-08                  15.979%                          16.159%
        71   26-Dec-08                  14.937%                          15.117%
        72   26-Jan-09                  14.937%                          15.117%
        73   25-Feb-09                  15.442%                          15.622%
        74   25-Mar-09                  16.558%                          16.738%
        75   27-Apr-09                  14.022%                          14.202%
        76   26-May-09                  15.981%                          16.161%
        77   25-Jun-09                  15.443%                          15.623%
        78   27-Jul-09                  14.467%                          14.647%
        79   25-Aug-09                  15.983%                          16.163%
        80   25-Sep-09                  14.960%                          15.140%
        81   26-Oct-09                  14.961%                          15.141%
        82   25-Nov-09                  15.511%                          15.691%
        83   28-Dec-09                  14.085%                          14.265%
        84   25-Jan-10                  16.633%                          16.813%
        85   25-Feb-10                  15.007%                          15.187%
        86   25-Mar-10                  16.635%                          16.815%
        87   26-Apr-10                  14.533%                          14.713%
        88   25-May-10                  16.056%                          16.236%

        89   25-Jun-10                  15.009%                          15.189%
        90   26-Jul-10                  15.009%                          15.189%
        91   25-Aug-10                  15.516%                          15.696%
        92   27-Sep-10                  14.090%                          14.270%
        93   25-Oct-10                  16.639%                          16.819%
        94   26-Nov-10                  14.537%                          14.717%
        95   27-Dec-10                  15.012%                          15.192%
        96   25-Jan-11                  16.061%                          16.241%
        97   25-Feb-11                  15.013%                          15.193%
        98   25-Mar-11                  16.642%                          16.822%
        99   25-Apr-11                  15.015%                          15.195%
       100   25-May-11                  15.522%                          15.702%
       101   27-Jun-11                  14.095%                          14.275%
       102   25-Jul-11                  16.645%                          16.825%
       103   25-Aug-11                  15.017%                          15.197%
       104   26-Sep-11                  14.543%                          14.723%
       105   25-Oct-11                  16.066%                          16.246%
       106   25-Nov-11                  15.019%                          15.199%
       107   27-Dec-11                  14.544%                          14.724%
       108   25-Jan-12                  16.068%                          16.248%
       109   27-Feb-12                  14.099%                          14.279%
       110   26-Mar-12                  16.650%                          16.830%
       111   25-Apr-12                  15.529%                          15.709%
       112   25-May-12                  15.530%                          15.710%
       113   25-Jun-12                  15.023%                          15.203%
       114   25-Jul-12                  15.531%                          15.711%
       115   27-Aug-12                  14.103%                          14.283%
       116   25-Sep-12                  16.074%                          16.254%
       117   25-Oct-12                  15.533%                          15.713%
       118   26-Nov-12                  14.552%                          14.732%
       119   26-Dec-12                  15.535%                          15.715%
       120   25-Jan-13                  15.535%                          15.715%
       121   25-Feb-13                  15.029%                          15.209%
       122   25-Mar-13                  16.660%                          16.840%
       123   25-Apr-13                  15.031%                          15.211%
       124   28-May-13                  14.110%                          14.290%
       125   25-Jun-13                  16.662%                          16.842%
       126   25-Jul-13                  15.540%                          15.720%
       127   26-Aug-13                  14.558%                          14.738%
       128   25-Sep-13                  15.542%                          15.722%
       129   25-Oct-13                  15.543%                          15.723%
       130   25-Nov-13                  15.036%                          15.216%
       131   26-Dec-13                  15.037%                          15.217%
       132   27-Jan-14                  14.562%                          14.742%
       133   25-Feb-14                  16.088%                          16.268%
       134   25-Mar-14                  16.670%                          16.850%
       135   25-Apr-14                  15.040%                          15.220%
       136   27-May-14                  14.566%                          14.746%
       137   25-Jun-14                  16.092%                          16.272%

       138   25-Jul-14                  15.551%                          15.731%
       139   25-Aug-14                  15.044%                          15.224%
       140   25-Sep-14                  15.045%                          15.225%
       141   27-Oct-14                  14.570%                          14.750%
       142   25-Nov-14                  16.097%                          16.277%
       143   26-Dec-14                  15.048%                          15.228%
       144   26-Jan-15                  15.049%                          15.229%
       145   25-Feb-15                  15.557%                          15.737%
       146   25-Mar-15                  16.682%                          16.862%
       147   27-Apr-15                  14.129%                          14.309%
       148   26-May-15                  16.103%                          16.283%
       149   25-Jun-15                  15.561%                          15.741%
       150   27-Jul-15                  14.579%                          14.759%
       151   25-Aug-15                  16.106%                          16.286%
       152   25-Sep-15                  15.057%                          15.237%
       153   26-Oct-15                  15.058%                          15.238%
       154   25-Nov-15                  15.567%                          15.747%
       155   28-Dec-15                  14.136%                          14.316%
       156   25-Jan-16                  16.694%                          16.874%
       157   25-Feb-16                  15.062%                          15.242%
       158   25-Mar-16                  16.115%                          16.295%
       159   25-Apr-16                  15.065%                          15.245%
       160   25-May-16                  15.574%                          15.754%
       161   27-Jun-16                  14.143%                          14.323%
       162   25-Jul-16                  16.702%                          16.882%
       163   25-Aug-16                  15.069%                          15.249%
       164   26-Sep-16                  14.594%                          14.774%
       165   25-Oct-16                  16.124%                          16.304%
       166   25-Nov-16                  15.073%                          15.253%
       167   27-Dec-16                  14.598%                          14.778%
       168   25-Jan-17                  16.128%                          16.308%
       169   27-Feb-17                  14.152%                          14.332%
       170   27-Mar-17                  16.713%                          16.893%
       171   25-Apr-17                  16.132%                          16.312%
       172   25-May-17                  15.590%                          15.770%
       173   26-Jun-17                  14.605%                          14.785%
       174   25-Jul-17                  16.136%                          16.316%
       175   25-Aug-17                  15.085%                          15.265%
       176   25-Sep-17                  15.087%                          15.267%
       177   25-Oct-17                  15.597%                          15.777%
       178   27-Nov-17                  14.164%                          14.344%
       179   26-Dec-17                  16.144%                          16.324%
       180   25-Jan-18                  15.602%                          15.782%
       181   26-Feb-18                  14.617%                          14.797%
       182   26-Mar-18                  16.732%                          16.912%
       183   25-Apr-18                  15.607%                          15.787%
       184   25-May-18                  15.608%                          15.788%
       185   25-Jun-18                  15.101%                          15.281%
       186   25-Jul-18                  15.612%                          15.792%

       187   27-Aug-18                  14.178%                          14.358%
       188   25-Sep-18                  16.160%                          16.340%
       189   25-Oct-18                  15.617%                          15.797%
       190   26-Nov-18                  14.631%                          14.811%
       191   26-Dec-18                  15.621%                          15.801%
       192   25-Jan-19                  15.623%                          15.803%
       193   25-Feb-19                  15.115%                          15.295%
       194   25-Mar-19                  16.755%                          16.935%
       195   25-Apr-19                  15.118%                          15.298%
       196   28-May-19                  14.193%                          14.373%
       197   25-Jun-19                  16.762%                          16.942%
       198   25-Jul-19                  15.634%                          15.814%
       199   26-Aug-19                  14.648%                          14.828%
       200   25-Sep-19                  15.639%                          15.819%
       201   25-Oct-19                  15.641%                          15.821%
       202   25-Nov-19                  15.133%                          15.313%
       203   26-Dec-19                  15.135%                          15.315%
       204   27-Jan-20                  14.658%                          14.838%
       205   25-Feb-20                  16.196%                          16.376%
       206   25-Mar-20                  16.198%                          16.378%
       207   27-Apr-20                  14.215%                          14.395%
       208   26-May-20                  16.203%                          16.383%
       209   25-Jun-20                  15.659%                          15.839%
       210   27-Jul-20                  14.672%                          14.852%
       211   25-Aug-20                  16.211%                          16.391%
       212   25-Sep-20                  15.156%                          15.336%
       213   26-Oct-20                  15.159%                          15.339%
       214   25-Nov-20                  15.673%                          15.853%
       215   28-Dec-20                  14.234%                          14.414%
       216   25-Jan-21                  16.811%                          16.991%
       217   25-Feb-21                  15.169%                          15.349%
       218   25-Mar-21                  16.817%                          16.997%
       219   26-Apr-21                  14.695%                          14.875%
       220   25-May-21                  16.237%                          16.417%
       221   25-Jun-21                  15.181%                          15.361%
       222   26-Jul-21                  15.184%                          15.364%
       223   25-Aug-21                  15.700%                          15.880%
       224   27-Sep-21                  14.259%                          14.439%
       225   25-Oct-21                  16.841%                          17.021%
       226   26-Nov-21                  14.717%                          14.897%
       227   27-Dec-21                  15.201%                          15.381%
       228   25-Jan-22                  16.266%                          16.446%
       229   25-Feb-22                  15.208%                          15.388%
       230   25-Mar-22                  16.861%                          17.041%
       231   25-Apr-22                  15.216%                          15.396%
       232   25-May-22                  15.733%                          15.913%
       233   27-Jun-22                  14.290%                          14.470%
       234   25-Jul-22                  16.879%                          17.059%
       235   25-Aug-22                  15.232%                          15.412%

       236   26-Sep-22                  14.754%                          14.934%
       237   25-Oct-22                  16.304%                          16.484%
       238   25-Nov-22                  15.245%                          15.425%
       239   27-Dec-22                  14.768%                          14.948%
       240   25-Jan-23                  16.319%                          16.499%
       241   27-Feb-23                  14.324%                          14.504%
       242   27-Mar-23                  16.920%                          17.100%
       243   25-Apr-23                  16.336%                          16.516%
       244   25-May-23                  15.791%                          15.971%
       245   26-Jun-23                  14.798%                          14.978%
       246   25-Jul-23                  16.353%                          16.533%
       247   25-Aug-23                  15.293%                          15.473%
       248   25-Sep-23                  15.299%                          15.479%
       249   25-Oct-23                  15.821%                          16.001%
       250   27-Nov-23                  14.373%                          14.553%
       251   26-Dec-23                  16.387%                          16.567%
       252   25-Jan-24                  15.842%                          16.022%
       253   26-Feb-24                  14.848%                          15.028%
       254   25-Mar-24                  17.003%                          17.183%
       255   25-Apr-24                  15.348%                          15.528%
       256   28-May-24                  14.414%                          14.594%
       257   25-Jun-24                  17.029%                          17.209%
       258   25-Jul-24                  15.891%                          16.071%
       259   26-Aug-24                  14.895%                          15.075%
       260   25-Sep-24                  15.910%                          16.090%
       261   25-Oct-24                  15.920%                          16.100%
       262   25-Nov-24                  15.410%                          15.590%
       263   26-Dec-24                  15.420%                          15.600%
       264   27-Jan-25                  14.942%                          15.122%
       265   25-Feb-25                  16.518%                          16.698%
       266   25-Mar-25                  17.126%                          17.306%
       267   25-Apr-25                  15.463%                          15.643%
       268   27-May-25                  14.986%                          15.166%
       269   25-Jun-25                  16.568%                          16.748%
       270   25-Jul-25                  16.024%                          16.204%
       271   25-Aug-25                  15.515%                          15.695%
       272   25-Sep-25                  15.530%                          15.710%
       273   27-Oct-25                  15.054%                          15.234%
       274   25-Nov-25                  16.647%                          16.827%
       275   26-Dec-25                  15.579%                          15.759%
       276   26-Jan-26                  15.597%                          15.777%
       277   25-Feb-26                  16.143%                          16.323%
       278   25-Mar-26                  17.332%                          17.512%
       279   27-Apr-26                  14.699%                          14.879%
       280   26-May-26                  16.752%                          16.932%
       281   25-Jun-26                  16.188%                          16.368%
       282   27-Jul-26                  15.166%                          15.346%
       283   25-Aug-26                  16.754%                          16.934%
       284   25-Sep-26                  15.662%                          15.842%

       285   26-Oct-26                  15.662%                          15.842%
       286   25-Nov-26                  16.191%                          16.371%
       287   28-Dec-26                  14.703%                          14.883%
       288   25-Jan-27                  17.362%                          17.542%
       289   25-Feb-27                  15.665%                          15.845%
       290   25-Mar-27                  17.364%                          17.544%
       291   26-Apr-27                  15.172%                          15.352%
       292   25-May-27                  16.761%                          16.941%
       293   25-Jun-27                  15.669%                          15.849%
       294   26-Jul-27                  15.670%                          15.850%
       295   25-Aug-27                  16.200%                          16.380%
       296   27-Sep-27                  14.712%                          14.892%
       297   25-Oct-27                  17.373%                          17.553%
       298   26-Nov-27                  15.180%                          15.360%
       299   27-Dec-27                  15.678%                          15.858%
       300   25-Jan-28                  16.773%                          16.953%
       301   25-Feb-28                  15.682%                          15.862%
       302   27-Mar-28                  15.684%                          15.864%
       303   25-Apr-28                  16.781%                          16.961%
       304   25-May-28                  16.219%                          16.399%
       305   26-Jun-28                  15.197%                          15.377%
       306   25-Jul-28                  16.793%                          16.973%
       307   25-Aug-28                  15.702%                          15.882%
       308   25-Sep-28                  15.710%                          15.890%
       309   25-Oct-28                  16.246%                          16.426%
       310   27-Nov-28                  14.761%                          14.941%
       311   26-Dec-28                  16.834%                          17.014%
       312   25-Jan-29                  16.286%                          16.466%
       313   26-Feb-29                  15.278%                          15.458%
       314   26-Mar-29                  17.524%                          17.704%
       315   25-Apr-29                  16.411%                          16.591%
       316   25-May-29                  16.542%                          16.722%
       317   25-Jun-29                  16.004%                          16.184%
       318   25-Jul-29                  16.556%                          16.736%
       319   27-Aug-29                  15.029%                          15.209%
       320   25-Sep-29                  17.140%                          17.320%
       321   25-Oct-29                  16.565%                          16.745%
       322   26-Nov-29                  15.509%                          15.689%
       323   26-Dec-29                  16.553%                          16.733%
       324   25-Jan-30                  16.568%                          16.748%
       325   25-Feb-30                  16.038%                          16.218%
       326   25-Mar-30                  17.779%                          17.959%
       327   25-Apr-30                  16.036%                          16.216%
       328   27-May-30                  15.512%                          15.692%
       329   25-Jun-30                  17.174%                          17.354%
       330   25-Jul-30                  16.554%                          16.734%
       331   26-Aug-30                  15.358%                          15.538%
       332   25-Sep-30                  16.427%                          16.607%
       333   25-Oct-30                  16.277%                          16.457%

       334   25-Nov-30                  15.718%                          15.898%
       335   26-Dec-30                  15.567%                          15.747%
       336   27-Jan-31                  15.108%                          15.288%
       337   25-Feb-31                  16.573%                          16.753%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CF -

15 CPR, ARM COLLATERAL ONLY

Period         Date         WAC cap for Class A        WAC cap for Class M and B
Total

         0   29-Jan-03
         1   25-Feb-03                   9.491%                           9.671%
         2   25-Mar-03                   9.152%                           9.332%
         3   25-Apr-03                   8.279%                           8.459%
         4   27-May-03                   8.152%                           8.332%
         5   25-Jun-03                  10.721%                          10.901%
         6   25-Jul-03                  10.360%                          10.540%
         7   25-Aug-03                  10.129%                          10.309%
         8   25-Sep-03                  10.333%                          10.513%
         9   27-Oct-03                  10.053%                          10.233%
        10   25-Nov-03                  11.292%                          11.472%
        11   26-Dec-03                  11.313%                          11.493%
        12   26-Jan-04                  11.314%                          11.494%
        13   25-Feb-04                  11.701%                          11.881%
        14   25-Mar-04                  12.138%                          12.318%
        15   26-Apr-04                  11.021%                          11.201%
        16   25-May-04                  12.361%                          12.541%
        17   25-Jun-04                  12.314%                          12.494%
        18   26-Jul-04                  12.324%                          12.504%
        19   25-Aug-04                  12.851%                          13.031%
        20   27-Sep-04                  11.858%                          12.038%
        21   25-Oct-04                  14.018%                          14.198%
        22   26-Nov-04                  12.408%                          12.588%
        23   27-Dec-04                  13.576%                          13.756%
        24   25-Jan-05                  14.535%                          14.715%
        25   25-Feb-05                  13.589%                          13.769%
        26   25-Mar-05                  15.076%                          15.256%
        27   25-Apr-05                  13.600%                          13.780%
        28   25-May-05                  14.180%                          14.360%
        29   27-Jun-05                  13.322%                          13.502%
        30   25-Jul-05                  15.743%                          15.923%
        31   25-Aug-05                  14.307%                          14.487%
        32   26-Sep-05                  14.033%                          14.213%
        33   25-Oct-05                  15.504%                          15.684%
        34   25-Nov-05                  14.492%                          14.672%
        35   27-Dec-05                  14.141%                          14.321%
        36   25-Jan-06                  15.623%                          15.803%
        37   27-Feb-06                  13.708%                          13.888%
        38   27-Mar-06                  16.189%                          16.369%
        39   25-Apr-06                  15.625%                          15.805%

        40   25-May-06                  15.099%                          15.279%
        41   26-Jun-06                  14.236%                          14.416%
        42   25-Jul-06                  15.728%                          15.908%
        43   25-Aug-06                  14.769%                          14.949%
        44   25-Sep-06                  14.916%                          15.096%
        45   25-Oct-06                  15.419%                          15.599%
        46   27-Nov-06                  14.001%                          14.181%
        47   26-Dec-06                  15.958%                          16.138%
        48   25-Jan-07                  15.420%                          15.600%
        49   26-Feb-07                  14.446%                          14.626%
        50   26-Mar-07                  16.536%                          16.716%
        51   25-Apr-07                  15.422%                          15.602%
        52   25-May-07                  15.422%                          15.602%
        53   25-Jun-07                  14.919%                          15.099%
        54   25-Jul-07                  15.423%                          15.603%
        55   27-Aug-07                  14.014%                          14.194%
        56   25-Sep-07                  15.972%                          16.152%
        57   25-Oct-07                  15.434%                          15.614%
        58   26-Nov-07                  14.459%                          14.639%
        59   26-Dec-07                  15.435%                          15.615%
        60   25-Jan-08                  15.436%                          15.616%
        61   25-Feb-08                  14.932%                          15.112%
        62   25-Mar-08                  15.975%                          16.155%
        63   25-Apr-08                  14.933%                          15.113%
        64   27-May-08                  14.461%                          14.641%
        65   25-Jun-08                  15.976%                          16.156%
        66   25-Jul-08                  15.438%                          15.618%
        67   25-Aug-08                  14.935%                          15.115%
        68   25-Sep-08                  14.935%                          15.115%
        69   27-Oct-08                  14.463%                          14.643%
        70   25-Nov-08                  15.979%                          16.159%
        71   26-Dec-08                  14.937%                          15.117%
        72   26-Jan-09                  14.937%                          15.117%
        73   25-Feb-09                  15.442%                          15.622%
        74   25-Mar-09                  16.558%                          16.738%
        75   27-Apr-09                  14.022%                          14.202%
        76   26-May-09                  15.981%                          16.161%
        77   25-Jun-09                  15.443%                          15.623%
        78   27-Jul-09                  14.467%                          14.647%
        79   25-Aug-09                  15.983%                          16.163%
        80   25-Sep-09                  14.960%                          15.140%
        81   26-Oct-09                  14.961%                          15.141%
        82   25-Nov-09                  15.511%                          15.691%
        83   28-Dec-09                  14.085%                          14.265%
        84   25-Jan-10                  16.633%                          16.813%
        85   25-Feb-10                  15.007%                          15.187%
        86   25-Mar-10                  16.635%                          16.815%
        87   26-Apr-10                  14.533%                          14.713%
        88   25-May-10                  16.056%                          16.236%

        89   25-Jun-10                  15.009%                          15.189%
        90   26-Jul-10                  15.009%                          15.189%
        91   25-Aug-10                  15.516%                          15.696%
        92   27-Sep-10                  14.090%                          14.270%
        93   25-Oct-10                  16.639%                          16.819%
        94   26-Nov-10                  14.537%                          14.717%
        95   27-Dec-10                  15.012%                          15.192%
        96   25-Jan-11                  16.061%                          16.241%
        97   25-Feb-11                  15.013%                          15.193%
        98   25-Mar-11                  16.642%                          16.822%
        99   25-Apr-11                  15.015%                          15.195%
       100   25-May-11                  15.522%                          15.702%
       101   27-Jun-11                  14.095%                          14.275%
       102   25-Jul-11                  16.645%                          16.825%
       103   25-Aug-11                  15.017%                          15.197%
       104   26-Sep-11                  14.543%                          14.723%
       105   25-Oct-11                  16.066%                          16.246%
       106   25-Nov-11                  15.019%                          15.199%
       107   27-Dec-11                  14.544%                          14.724%
       108   25-Jan-12                  16.068%                          16.248%
       109   27-Feb-12                  14.099%                          14.279%
       110   26-Mar-12                  16.650%                          16.830%
       111   25-Apr-12                  15.529%                          15.709%
       112   25-May-12                  15.530%                          15.710%
       113   25-Jun-12                  15.023%                          15.203%
       114   25-Jul-12                  15.531%                          15.711%
       115   27-Aug-12                  14.103%                          14.283%
       116   25-Sep-12                  16.074%                          16.254%
       117   25-Oct-12                  15.533%                          15.713%
       118   26-Nov-12                  14.552%                          14.732%
       119   26-Dec-12                  15.535%                          15.715%
       120   25-Jan-13                  15.535%                          15.715%
       121   25-Feb-13                  15.029%                          15.209%
       122   25-Mar-13                  16.660%                          16.840%
       123   25-Apr-13                  15.031%                          15.211%
       124   28-May-13                  14.110%                          14.290%
       125   25-Jun-13                  16.662%                          16.842%
       126   25-Jul-13                  15.540%                          15.720%
       127   26-Aug-13                  14.558%                          14.738%
       128   25-Sep-13                  15.542%                          15.722%
       129   25-Oct-13                  15.543%                          15.723%
       130   25-Nov-13                  15.036%                          15.216%
       131   26-Dec-13                  15.037%                          15.217%
       132   27-Jan-14                  14.562%                          14.742%
       133   25-Feb-14                  16.088%                          16.268%
       134   25-Mar-14                  16.670%                          16.850%
       135   25-Apr-14                  15.040%                          15.220%
       136   27-May-14                  14.566%                          14.746%
       137   25-Jun-14                  16.092%                          16.272%

       138   25-Jul-14                  15.551%                          15.731%
       139   25-Aug-14                  15.044%                          15.224%
       140   25-Sep-14                  15.045%                          15.225%
       141   27-Oct-14                  14.570%                          14.750%
       142   25-Nov-14                  16.097%                          16.277%
       143   26-Dec-14                  15.048%                          15.228%
       144   26-Jan-15                  15.049%                          15.229%
       145   25-Feb-15                  15.557%                          15.737%
       146   25-Mar-15                  16.682%                          16.862%
       147   27-Apr-15                  14.129%                          14.309%
       148   26-May-15                  16.103%                          16.283%
       149   25-Jun-15                  15.561%                          15.741%
       150   27-Jul-15                  14.579%                          14.759%
       151   25-Aug-15                  16.106%                          16.286%
       152   25-Sep-15                  15.057%                          15.237%
       153   26-Oct-15                  15.058%                          15.238%
       154   25-Nov-15                  15.567%                          15.747%
       155   28-Dec-15                  14.136%                          14.316%
       156   25-Jan-16                  16.694%                          16.874%
       157   25-Feb-16                  15.062%                          15.242%
       158   25-Mar-16                  16.115%                          16.295%
       159   25-Apr-16                  15.065%                          15.245%
       160   25-May-16                  15.574%                          15.754%
       161   27-Jun-16                  14.143%                          14.323%
       162   25-Jul-16                  16.702%                          16.882%
       163   25-Aug-16                  15.069%                          15.249%
       164   26-Sep-16                  14.594%                          14.774%
       165   25-Oct-16                  16.124%                          16.304%
       166   25-Nov-16                  15.073%                          15.253%
       167   27-Dec-16                  14.598%                          14.778%
       168   25-Jan-17                  16.128%                          16.308%
       169   27-Feb-17                  14.152%                          14.332%
       170   27-Mar-17                  16.713%                          16.893%
       171   25-Apr-17                  16.132%                          16.312%
       172   25-May-17                  15.590%                          15.770%
       173   26-Jun-17                  14.605%                          14.785%
       174   25-Jul-17                  16.136%                          16.316%
       175   25-Aug-17                  15.085%                          15.265%
       176   25-Sep-17                  15.087%                          15.267%
       177   25-Oct-17                  15.597%                          15.777%
       178   27-Nov-17                  14.164%                          14.344%
       179   26-Dec-17                  16.144%                          16.324%
       180   25-Jan-18                  15.602%                          15.782%
       181   26-Feb-18                  14.617%                          14.797%
       182   26-Mar-18                  16.732%                          16.912%
       183   25-Apr-18                  15.607%                          15.787%
       184   25-May-18                  15.608%                          15.788%
       185   25-Jun-18                  15.101%                          15.281%
       186   25-Jul-18                  15.612%                          15.792%

       187   27-Aug-18                  14.178%                          14.358%
       188   25-Sep-18                  16.160%                          16.340%
       189   25-Oct-18                  15.617%                          15.797%
       190   26-Nov-18                  14.631%                          14.811%
       191   26-Dec-18                  15.621%                          15.801%
       192   25-Jan-19                  15.623%                          15.803%
       193   25-Feb-19                  15.115%                          15.295%
       194   25-Mar-19                  16.755%                          16.935%
       195   25-Apr-19                  15.118%                          15.298%
       196   28-May-19                  14.193%                          14.373%
       197   25-Jun-19                  16.762%                          16.942%
       198   25-Jul-19                  15.634%                          15.814%
       199   26-Aug-19                  14.648%                          14.828%
       200   25-Sep-19                  15.639%                          15.819%
       201   25-Oct-19                  15.641%                          15.821%
       202   25-Nov-19                  15.133%                          15.313%
       203   26-Dec-19                  15.135%                          15.315%
       204   27-Jan-20                  14.658%                          14.838%
       205   25-Feb-20                  16.196%                          16.376%
       206   25-Mar-20                  16.198%                          16.378%
       207   27-Apr-20                  14.215%                          14.395%
       208   26-May-20                  16.203%                          16.383%
       209   25-Jun-20                  15.659%                          15.839%
       210   27-Jul-20                  14.672%                          14.852%
       211   25-Aug-20                  16.211%                          16.391%
       212   25-Sep-20                  15.156%                          15.336%
       213   26-Oct-20                  15.159%                          15.339%
       214   25-Nov-20                  15.673%                          15.853%
       215   28-Dec-20                  14.234%                          14.414%
       216   25-Jan-21                  16.811%                          16.991%
       217   25-Feb-21                  15.169%                          15.349%
       218   25-Mar-21                  16.817%                          16.997%
       219   26-Apr-21                  14.695%                          14.875%
       220   25-May-21                  16.237%                          16.417%
       221   25-Jun-21                  15.181%                          15.361%
       222   26-Jul-21                  15.184%                          15.364%
       223   25-Aug-21                  15.700%                          15.880%
       224   27-Sep-21                  14.259%                          14.439%
       225   25-Oct-21                  16.841%                          17.021%
       226   26-Nov-21                  14.717%                          14.897%
       227   27-Dec-21                  15.201%                          15.381%
       228   25-Jan-22                  16.266%                          16.446%
       229   25-Feb-22                  15.208%                          15.388%
       230   25-Mar-22                  16.861%                          17.041%
       231   25-Apr-22                  15.216%                          15.396%
       232   25-May-22                  15.733%                          15.913%
       233   27-Jun-22                  14.290%                          14.470%
       234   25-Jul-22                  16.879%                          17.059%
       235   25-Aug-22                  15.232%                          15.412%

       236   26-Sep-22                  14.754%                          14.934%
       237   25-Oct-22                  16.304%                          16.484%
       238   25-Nov-22                  15.245%                          15.425%
       239   27-Dec-22                  14.768%                          14.948%
       240   25-Jan-23                  16.319%                          16.499%
       241   27-Feb-23                  14.324%                          14.504%
       242   27-Mar-23                  16.920%                          17.100%
       243   25-Apr-23                  16.336%                          16.516%
       244   25-May-23                  15.791%                          15.971%
       245   26-Jun-23                  14.798%                          14.978%
       246   25-Jul-23                  16.353%                          16.533%
       247   25-Aug-23                  15.293%                          15.473%
       248   25-Sep-23                  15.299%                          15.479%
       249   25-Oct-23                  15.821%                          16.001%
       250   27-Nov-23                  14.373%                          14.553%
       251   26-Dec-23                  16.387%                          16.567%
       252   25-Jan-24                  15.842%                          16.022%
       253   26-Feb-24                  14.848%                          15.028%
       254   25-Mar-24                  17.003%                          17.183%
       255   25-Apr-24                  15.348%                          15.528%
       256   28-May-24                  14.414%                          14.594%
       257   25-Jun-24                  17.029%                          17.209%
       258   25-Jul-24                  15.891%                          16.071%
       259   26-Aug-24                  14.895%                          15.075%
       260   25-Sep-24                  15.910%                          16.090%
       261   25-Oct-24                  15.920%                          16.100%
       262   25-Nov-24                  15.410%                          15.590%
       263   26-Dec-24                  15.420%                          15.600%
       264   27-Jan-25                  14.942%                          15.122%
       265   25-Feb-25                  16.518%                          16.698%
       266   25-Mar-25                  17.127%                          17.307%
       267   25-Apr-25                  15.463%                          15.643%
       268   27-May-25                  14.986%                          15.166%
       269   25-Jun-25                  16.568%                          16.748%
       270   25-Jul-25                  16.024%                          16.204%
       271   25-Aug-25                  15.515%                          15.695%
       272   25-Sep-25                  15.530%                          15.710%
       273   27-Oct-25                  15.054%                          15.234%
       274   25-Nov-25                  16.647%                          16.827%
       275   26-Dec-25                  15.579%                          15.759%
       276   26-Jan-26                  15.597%                          15.777%
       277   25-Feb-26                  16.143%                          16.323%
       278   25-Mar-26                  17.332%                          17.512%
       279   27-Apr-26                  14.699%                          14.879%
       280   26-May-26                  16.752%                          16.932%
       281   25-Jun-26                  16.188%                          16.368%
       282   27-Jul-26                  15.166%                          15.346%
       283   25-Aug-26                  16.754%                          16.934%
       284   25-Sep-26                  15.662%                          15.842%

       285   26-Oct-26                  15.662%                          15.842%
       286   25-Nov-26                  16.191%                          16.371%
       287   28-Dec-26                  14.703%                          14.883%
       288   25-Jan-27                  17.362%                          17.542%
       289   25-Feb-27                  15.665%                          15.845%
       290   25-Mar-27                  17.364%                          17.544%
       291   26-Apr-27                  15.172%                          15.352%
       292   25-May-27                  16.761%                          16.941%
       293   25-Jun-27                  15.669%                          15.849%
       294   26-Jul-27                  15.670%                          15.850%
       295   25-Aug-27                  16.200%                          16.380%
       296   27-Sep-27                  14.712%                          14.892%
       297   25-Oct-27                  17.373%                          17.553%
       298   26-Nov-27                  15.180%                          15.360%
       299   27-Dec-27                  15.677%                          15.857%
       300   25-Jan-28                  16.773%                          16.953%
       301   25-Feb-28                  15.682%                          15.862%
       302   27-Mar-28                  15.684%                          15.864%
       303   25-Apr-28                  16.781%                          16.961%
       304   25-May-28                  16.219%                          16.399%
       305   26-Jun-28                  15.198%                          15.378%
       306   25-Jul-28                  16.793%                          16.973%
       307   25-Aug-28                  15.703%                          15.883%
       308   25-Sep-28                  15.709%                          15.889%
       309   25-Oct-28                  16.246%                          16.426%
       310   27-Nov-28                  14.762%                          14.942%
       311   26-Dec-28                  16.835%                          17.015%
       312   25-Jan-29                  16.285%                          16.465%
       313   26-Feb-29                  15.278%                          15.458%
       314   26-Mar-29                  17.525%                          17.705%
       315   25-Apr-29                  16.409%                          16.589%
       316   25-May-29                  16.545%                          16.725%
       317   25-Jun-29                  16.008%                          16.188%
       318   25-Jul-29                  16.556%                          16.736%
       319   27-Aug-29                  15.036%                          15.216%
       320   25-Sep-29                  17.135%                          17.315%
       321   25-Oct-29                  16.559%                          16.739%
       322   26-Nov-29                  15.514%                          15.694%
       323   26-Dec-29                  16.561%                          16.741%
       324   25-Jan-30                  16.563%                          16.743%
       325   25-Feb-30                  16.026%                          16.206%
       326   25-Mar-30                  17.767%                          17.947%
       327   25-Apr-30                  16.037%                          16.217%
       328   27-May-30                  15.547%                          15.727%
       329   25-Jun-30                  17.141%                          17.321%
       330   25-Jul-30                  16.525%                          16.705%
       331   26-Aug-30                  15.430%                          15.610%
       332   25-Sep-30                  16.396%                          16.576%
       333   25-Oct-30                  16.347%                          16.527%

       334   25-Nov-30                  15.748%                          15.928%
       335   26-Dec-30                  15.647%                          15.827%
       336   27-Jan-31                  15.019%                          15.199%
       337   25-Feb-31                  16.373%                          16.553%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - CF -

10 CPR, ARM COLLATERAL ONLY

Period         Date         WAC cap for Class A        WAC cap for Class M and B
Total

         0   29-Jan-03
         1   25-Feb-03                   9.491%                           9.671%
         2   25-Mar-03                   9.152%                           9.332%
         3   25-Apr-03                   8.279%                           8.459%
         4   27-May-03                   8.152%                           8.332%
         5   25-Jun-03                  10.721%                          10.901%
         6   25-Jul-03                  10.360%                          10.540%
         7   25-Aug-03                  10.129%                          10.309%
         8   25-Sep-03                  10.333%                          10.513%
         9   27-Oct-03                  10.053%                          10.233%
        10   25-Nov-03                  11.292%                          11.472%
        11   26-Dec-03                  11.313%                          11.493%
        12   26-Jan-04                  11.314%                          11.494%
        13   25-Feb-04                  11.701%                          11.881%
        14   25-Mar-04                  12.138%                          12.318%
        15   26-Apr-04                  11.021%                          11.201%
        16   25-May-04                  12.361%                          12.541%
        17   25-Jun-04                  12.314%                          12.494%
        18   26-Jul-04                  12.324%                          12.504%
        19   25-Aug-04                  12.851%                          13.031%
        20   27-Sep-04                  11.858%                          12.038%
        21   25-Oct-04                  14.018%                          14.198%
        22   26-Nov-04                  12.408%                          12.588%
        23   27-Dec-04                  13.576%                          13.756%
        24   25-Jan-05                  14.535%                          14.715%
        25   25-Feb-05                  13.589%                          13.769%
        26   25-Mar-05                  15.076%                          15.256%
        27   25-Apr-05                  13.600%                          13.780%
        28   25-May-05                  14.180%                          14.360%
        29   27-Jun-05                  13.322%                          13.502%
        30   25-Jul-05                  15.743%                          15.923%
        31   25-Aug-05                  14.307%                          14.487%
        32   26-Sep-05                  14.033%                          14.213%
        33   25-Oct-05                  15.504%                          15.684%
        34   25-Nov-05                  14.492%                          14.672%
        35   27-Dec-05                  14.141%                          14.321%
        36   25-Jan-06                  15.623%                          15.803%
        37   27-Feb-06                  13.708%                          13.888%
        38   27-Mar-06                  16.189%                          16.369%
        39   25-Apr-06                  15.625%                          15.805%

        40   25-May-06                  15.099%                          15.279%
        41   26-Jun-06                  14.236%                          14.416%
        42   25-Jul-06                  15.728%                          15.908%
        43   25-Aug-06                  14.769%                          14.949%
        44   25-Sep-06                  14.916%                          15.096%
        45   25-Oct-06                  15.419%                          15.599%
        46   27-Nov-06                  14.001%                          14.181%
        47   26-Dec-06                  15.958%                          16.138%
        48   25-Jan-07                  15.420%                          15.600%
        49   26-Feb-07                  14.446%                          14.626%
        50   26-Mar-07                  16.536%                          16.716%
        51   25-Apr-07                  15.422%                          15.602%
        52   25-May-07                  15.422%                          15.602%
        53   25-Jun-07                  14.919%                          15.099%
        54   25-Jul-07                  15.423%                          15.603%
        55   27-Aug-07                  14.014%                          14.194%
        56   25-Sep-07                  15.972%                          16.152%
        57   25-Oct-07                  15.434%                          15.614%
        58   26-Nov-07                  14.459%                          14.639%
        59   26-Dec-07                  15.435%                          15.615%
        60   25-Jan-08                  15.436%                          15.616%
        61   25-Feb-08                  14.932%                          15.112%
        62   25-Mar-08                  15.975%                          16.155%
        63   25-Apr-08                  14.933%                          15.113%
        64   27-May-08                  14.461%                          14.641%
        65   25-Jun-08                  15.976%                          16.156%
        66   25-Jul-08                  15.438%                          15.618%
        67   25-Aug-08                  14.935%                          15.115%
        68   25-Sep-08                  14.935%                          15.115%
        69   27-Oct-08                  14.463%                          14.643%
        70   25-Nov-08                  15.979%                          16.159%
        71   26-Dec-08                  14.937%                          15.117%
        72   26-Jan-09                  14.937%                          15.117%
        73   25-Feb-09                  15.442%                          15.622%
        74   25-Mar-09                  16.558%                          16.738%
        75   27-Apr-09                  14.022%                          14.202%
        76   26-May-09                  15.981%                          16.161%
        77   25-Jun-09                  15.443%                          15.623%
        78   27-Jul-09                  14.467%                          14.647%
        79   25-Aug-09                  15.983%                          16.163%
        80   25-Sep-09                  14.960%                          15.140%
        81   26-Oct-09                  14.961%                          15.141%
        82   25-Nov-09                  15.511%                          15.691%
        83   28-Dec-09                  14.085%                          14.265%
        84   25-Jan-10                  16.633%                          16.813%
        85   25-Feb-10                  15.007%                          15.187%
        86   25-Mar-10                  16.635%                          16.815%
        87   26-Apr-10                  14.533%                          14.713%
        88   25-May-10                  16.056%                          16.236%

        89   25-Jun-10                  15.009%                          15.189%
        90   26-Jul-10                  15.009%                          15.189%
        91   25-Aug-10                  15.516%                          15.696%
        92   27-Sep-10                  14.090%                          14.270%
        93   25-Oct-10                  16.639%                          16.819%
        94   26-Nov-10                  14.537%                          14.717%
        95   27-Dec-10                  15.012%                          15.192%
        96   25-Jan-11                  16.061%                          16.241%
        97   25-Feb-11                  15.013%                          15.193%
        98   25-Mar-11                  16.642%                          16.822%
        99   25-Apr-11                  15.015%                          15.195%
       100   25-May-11                  15.522%                          15.702%
       101   27-Jun-11                  14.095%                          14.275%
       102   25-Jul-11                  16.645%                          16.825%
       103   25-Aug-11                  15.017%                          15.197%
       104   26-Sep-11                  14.543%                          14.723%
       105   25-Oct-11                  16.066%                          16.246%
       106   25-Nov-11                  15.019%                          15.199%
       107   27-Dec-11                  14.544%                          14.724%
       108   25-Jan-12                  16.068%                          16.248%
       109   27-Feb-12                  14.099%                          14.279%
       110   26-Mar-12                  16.650%                          16.830%
       111   25-Apr-12                  15.529%                          15.709%
       112   25-May-12                  15.530%                          15.710%
       113   25-Jun-12                  15.023%                          15.203%
       114   25-Jul-12                  15.531%                          15.711%
       115   27-Aug-12                  14.103%                          14.283%
       116   25-Sep-12                  16.074%                          16.254%
       117   25-Oct-12                  15.533%                          15.713%
       118   26-Nov-12                  14.552%                          14.732%
       119   26-Dec-12                  15.535%                          15.715%
       120   25-Jan-13                  15.535%                          15.715%
       121   25-Feb-13                  15.029%                          15.209%
       122   25-Mar-13                  16.660%                          16.840%
       123   25-Apr-13                  15.031%                          15.211%
       124   28-May-13                  14.110%                          14.290%
       125   25-Jun-13                  16.662%                          16.842%
       126   25-Jul-13                  15.540%                          15.720%
       127   26-Aug-13                  14.558%                          14.738%
       128   25-Sep-13                  15.542%                          15.722%
       129   25-Oct-13                  15.543%                          15.723%
       130   25-Nov-13                  15.036%                          15.216%
       131   26-Dec-13                  15.037%                          15.217%
       132   27-Jan-14                  14.562%                          14.742%
       133   25-Feb-14                  16.088%                          16.268%
       134   25-Mar-14                  16.670%                          16.850%
       135   25-Apr-14                  15.040%                          15.220%
       136   27-May-14                  14.566%                          14.746%
       137   25-Jun-14                  16.092%                          16.272%

       138   25-Jul-14                  15.551%                          15.731%
       139   25-Aug-14                  15.044%                          15.224%
       140   25-Sep-14                  15.045%                          15.225%
       141   27-Oct-14                  14.570%                          14.750%
       142   25-Nov-14                  16.097%                          16.277%
       143   26-Dec-14                  15.048%                          15.228%
       144   26-Jan-15                  15.049%                          15.229%
       145   25-Feb-15                  15.557%                          15.737%
       146   25-Mar-15                  16.682%                          16.862%
       147   27-Apr-15                  14.129%                          14.309%
       148   26-May-15                  16.103%                          16.283%
       149   25-Jun-15                  15.561%                          15.741%
       150   27-Jul-15                  14.579%                          14.759%
       151   25-Aug-15                  16.106%                          16.286%
       152   25-Sep-15                  15.057%                          15.237%
       153   26-Oct-15                  15.058%                          15.238%
       154   25-Nov-15                  15.567%                          15.747%
       155   28-Dec-15                  14.136%                          14.316%
       156   25-Jan-16                  16.694%                          16.874%
       157   25-Feb-16                  15.062%                          15.242%
       158   25-Mar-16                  16.115%                          16.295%
       159   25-Apr-16                  15.065%                          15.245%
       160   25-May-16                  15.574%                          15.754%
       161   27-Jun-16                  14.143%                          14.323%
       162   25-Jul-16                  16.702%                          16.882%
       163   25-Aug-16                  15.069%                          15.249%
       164   26-Sep-16                  14.594%                          14.774%
       165   25-Oct-16                  16.124%                          16.304%
       166   25-Nov-16                  15.073%                          15.253%
       167   27-Dec-16                  14.598%                          14.778%
       168   25-Jan-17                  16.128%                          16.308%
       169   27-Feb-17                  14.152%                          14.332%
       170   27-Mar-17                  16.713%                          16.893%
       171   25-Apr-17                  16.132%                          16.312%
       172   25-May-17                  15.590%                          15.770%
       173   26-Jun-17                  14.605%                          14.785%
       174   25-Jul-17                  16.136%                          16.316%
       175   25-Aug-17                  15.085%                          15.265%
       176   25-Sep-17                  15.087%                          15.267%
       177   25-Oct-17                  15.597%                          15.777%
       178   27-Nov-17                  14.164%                          14.344%
       179   26-Dec-17                  16.144%                          16.324%
       180   25-Jan-18                  15.602%                          15.782%
       181   26-Feb-18                  14.617%                          14.797%
       182   26-Mar-18                  16.732%                          16.912%
       183   25-Apr-18                  15.607%                          15.787%
       184   25-May-18                  15.608%                          15.788%
       185   25-Jun-18                  15.101%                          15.281%
       186   25-Jul-18                  15.612%                          15.792%

       187   27-Aug-18                  14.178%                          14.358%
       188   25-Sep-18                  16.160%                          16.340%
       189   25-Oct-18                  15.617%                          15.797%
       190   26-Nov-18                  14.631%                          14.811%
       191   26-Dec-18                  15.621%                          15.801%
       192   25-Jan-19                  15.623%                          15.803%
       193   25-Feb-19                  15.115%                          15.295%
       194   25-Mar-19                  16.755%                          16.935%
       195   25-Apr-19                  15.118%                          15.298%
       196   28-May-19                  14.193%                          14.373%
       197   25-Jun-19                  16.762%                          16.942%
       198   25-Jul-19                  15.634%                          15.814%
       199   26-Aug-19                  14.648%                          14.828%
       200   25-Sep-19                  15.639%                          15.819%
       201   25-Oct-19                  15.641%                          15.821%
       202   25-Nov-19                  15.133%                          15.313%
       203   26-Dec-19                  15.135%                          15.315%
       204   27-Jan-20                  14.658%                          14.838%
       205   25-Feb-20                  16.196%                          16.376%
       206   25-Mar-20                  16.198%                          16.378%
       207   27-Apr-20                  14.215%                          14.395%
       208   26-May-20                  16.203%                          16.383%
       209   25-Jun-20                  15.659%                          15.839%
       210   27-Jul-20                  14.672%                          14.852%
       211   25-Aug-20                  16.211%                          16.391%
       212   25-Sep-20                  15.156%                          15.336%
       213   26-Oct-20                  15.159%                          15.339%
       214   25-Nov-20                  15.673%                          15.853%
       215   28-Dec-20                  14.234%                          14.414%
       216   25-Jan-21                  16.811%                          16.991%
       217   25-Feb-21                  15.169%                          15.349%
       218   25-Mar-21                  16.817%                          16.997%
       219   26-Apr-21                  14.695%                          14.875%
       220   25-May-21                  16.237%                          16.417%
       221   25-Jun-21                  15.181%                          15.361%
       222   26-Jul-21                  15.184%                          15.364%
       223   25-Aug-21                  15.700%                          15.880%
       224   27-Sep-21                  14.259%                          14.439%
       225   25-Oct-21                  16.841%                          17.021%
       226   26-Nov-21                  14.717%                          14.897%
       227   27-Dec-21                  15.201%                          15.381%
       228   25-Jan-22                  16.266%                          16.446%
       229   25-Feb-22                  15.208%                          15.388%
       230   25-Mar-22                  16.861%                          17.041%
       231   25-Apr-22                  15.216%                          15.396%
       232   25-May-22                  15.733%                          15.913%
       233   27-Jun-22                  14.290%                          14.470%
       234   25-Jul-22                  16.879%                          17.059%
       235   25-Aug-22                  15.232%                          15.412%

       236   26-Sep-22                  14.754%                          14.934%
       237   25-Oct-22                  16.304%                          16.484%
       238   25-Nov-22                  15.245%                          15.425%
       239   27-Dec-22                  14.768%                          14.948%
       240   25-Jan-23                  16.319%                          16.499%
       241   27-Feb-23                  14.324%                          14.504%
       242   27-Mar-23                  16.920%                          17.100%
       243   25-Apr-23                  16.336%                          16.516%
       244   25-May-23                  15.791%                          15.971%
       245   26-Jun-23                  14.798%                          14.978%
       246   25-Jul-23                  16.353%                          16.533%
       247   25-Aug-23                  15.293%                          15.473%
       248   25-Sep-23                  15.299%                          15.479%
       249   25-Oct-23                  15.821%                          16.001%
       250   27-Nov-23                  14.373%                          14.553%
       251   26-Dec-23                  16.387%                          16.567%
       252   25-Jan-24                  15.842%                          16.022%
       253   26-Feb-24                  14.848%                          15.028%
       254   25-Mar-24                  17.003%                          17.183%
       255   25-Apr-24                  15.348%                          15.528%
       256   28-May-24                  14.414%                          14.594%
       257   25-Jun-24                  17.029%                          17.209%
       258   25-Jul-24                  15.891%                          16.071%
       259   26-Aug-24                  14.895%                          15.075%
       260   25-Sep-24                  15.910%                          16.090%
       261   25-Oct-24                  15.920%                          16.100%
       262   25-Nov-24                  15.410%                          15.590%
       263   26-Dec-24                  15.420%                          15.600%
       264   27-Jan-25                  14.942%                          15.122%
       265   25-Feb-25                  16.518%                          16.698%
       266   25-Mar-25                  17.127%                          17.307%
       267   25-Apr-25                  15.463%                          15.643%
       268   27-May-25                  14.986%                          15.166%
       269   25-Jun-25                  16.568%                          16.748%
       270   25-Jul-25                  16.024%                          16.204%
       271   25-Aug-25                  15.515%                          15.695%
       272   25-Sep-25                  15.530%                          15.710%
       273   27-Oct-25                  15.054%                          15.234%
       274   25-Nov-25                  16.647%                          16.827%
       275   26-Dec-25                  15.579%                          15.759%
       276   26-Jan-26                  15.597%                          15.777%
       277   25-Feb-26                  16.143%                          16.323%
       278   25-Mar-26                  17.332%                          17.512%
       279   27-Apr-26                  14.699%                          14.879%
       280   26-May-26                  16.752%                          16.932%
       281   25-Jun-26                  16.188%                          16.368%
       282   27-Jul-26                  15.166%                          15.346%
       283   25-Aug-26                  16.754%                          16.934%
       284   25-Sep-26                  15.662%                          15.842%

       285   26-Oct-26                  15.662%                          15.842%
       286   25-Nov-26                  16.191%                          16.371%
       287   28-Dec-26                  14.704%                          14.884%
       288   25-Jan-27                  17.362%                          17.542%
       289   25-Feb-27                  15.665%                          15.845%
       290   25-Mar-27                  17.364%                          17.544%
       291   26-Apr-27                  15.172%                          15.352%
       292   25-May-27                  16.761%                          16.941%
       293   25-Jun-27                  15.669%                          15.849%
       294   26-Jul-27                  15.670%                          15.850%
       295   25-Aug-27                  16.200%                          16.380%
       296   27-Sep-27                  14.712%                          14.892%
       297   25-Oct-27                  17.373%                          17.553%
       298   26-Nov-27                  15.180%                          15.360%
       299   27-Dec-27                  15.677%                          15.857%
       300   25-Jan-28                  16.773%                          16.953%
       301   25-Feb-28                  15.682%                          15.862%
       302   27-Mar-28                  15.684%                          15.864%
       303   25-Apr-28                  16.781%                          16.961%
       304   25-May-28                  16.219%                          16.399%
       305   26-Jun-28                  15.198%                          15.378%
       306   25-Jul-28                  16.793%                          16.973%
       307   25-Aug-28                  15.703%                          15.883%
       308   25-Sep-28                  15.709%                          15.889%
       309   25-Oct-28                  16.246%                          16.426%
       310   27-Nov-28                  14.762%                          14.942%
       311   26-Dec-28                  16.835%                          17.015%
       312   25-Jan-29                  16.285%                          16.465%
       313   26-Feb-29                  15.278%                          15.458%
       314   26-Mar-29                  17.526%                          17.706%
       315   25-Apr-29                  16.408%                          16.588%
       316   25-May-29                  16.545%                          16.725%
       317   25-Jun-29                  16.008%                          16.188%
       318   25-Jul-29                  16.556%                          16.736%
       319   27-Aug-29                  15.035%                          15.215%
       320   25-Sep-29                  17.135%                          17.315%
       321   25-Oct-29                  16.559%                          16.739%
       322   26-Nov-29                  15.514%                          15.694%
       323   26-Dec-29                  16.561%                          16.741%
       324   25-Jan-30                  16.564%                          16.744%
       325   25-Feb-30                  16.026%                          16.206%
       326   25-Mar-30                  17.768%                          17.948%
       327   25-Apr-30                  16.038%                          16.218%
       328   27-May-30                  15.545%                          15.725%
       329   25-Jun-30                  17.141%                          17.321%
       330   25-Jul-30                  16.524%                          16.704%
       331   26-Aug-30                  15.432%                          15.612%
       332   25-Sep-30                  16.399%                          16.579%
       333   25-Oct-30                  16.346%                          16.526%

       334   25-Nov-30                  15.744%                          15.924%
       335   26-Dec-30                  15.651%                          15.831%
       336   27-Jan-31                  15.026%                          15.206%
       337   25-Feb-31                  16.369%                          16.549%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - A1

Price                      Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                     25            25             25            25           25

WAL                               1.69          1.27              1          0.82         0.69

LIBOR_1MO                         1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                       1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                         1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                           1.44          1.44           1.44          1.44         1.44
Prepay                          15 CPR        20 CPR         25 CPR        30 CPR        35 CPR
Optional Redemption           Call (Y)       Call (Y)      Call (Y)      Call (Y)      Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - A2

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                           70            70             70            70           70
WAL                                     7.77          6.06           4.78          3.89         3.19

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)      Call (Y)       Call (Y)      Call (Y)      Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - A3

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                           50            50             50            50           50
WAL                                     4.56          3.53           2.79          2.27         1.87

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)      Call (Y)       Call (Y)      Call (Y)      Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - M1

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                          245           245            245           245          245
WAL                                     7.99          6.24           5.04          4.38         4.01

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)      Call (Y)       Call (Y)      Call (Y)      Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - B1

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                          350           350            350           350          350
WAL                                     7.99          6.24           5.03          4.34         3.92

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)      Call (Y)       Call (Y)      Call (Y)     Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - B2

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                          450           450            450           450          450
WAL                                     7.99          6.24           5.01          4.31         3.85

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)       Call (Y)      Call (Y)      Call (Y)      Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSRP0301 - Price/Yield - B3

Price                            Disc Margin   Disc Margin    Disc Margin   Disc Margin  Disc Margin
            100                          525           525            525           525          525
WAL                                     7.64          5.87           4.74          4.04          3.6

LIBOR_1MO                               1.38          1.38           1.38          1.38         1.38
LIBOR_6MO                             1.4056        1.4056         1.4056        1.4056       1.4056
CMT_6MO                               1.2649        1.2649         1.2649        1.2649       1.2649
CMT_1YR                                 1.44          1.44           1.44          1.44         1.44
Prepay                                15 CPR        20 CPR         25 CPR        30 CPR       35 CPR
Optional Redemption                 Call (Y)      Call (Y)       Call (Y)      Call (Y)     Call (Y)

Yield Curve  Mat     3MO     6MO     1YR     2YR     5YR    10YR    30YR
             Yld  1.2048  1.2649  1.4400  1.8145  3.0413  4.0655  4.9749

Swap         Mat     1MO     3MO     6MO     2YR     3YR     5YR    10YR    15YR
             Yld  1.3800  1.3887  1.4056  2.1345  2.6834  3.4838  4.5055  5.0303

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